UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21654

Pioneer Floating Rate Fund, Inc
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617)
742-7825
Date of fiscal year end: November 30, 2024
Date of reporting period: December 1, 2023 through November 30, 2024

Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1). The
Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Pioneer Floating
Rate Fund, Inc.
Annual Report  |  November 30, 2024

Ticker Symbol: PHD

visit us:
 www.amundi.com/us

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Portfolio Management Discussion  |  11/30/24
In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Fund, Inc. during the 12-month period ended November 30, 2024. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US) is responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended November 30, 2024?
A	Pioneer Floating Rate Fund, Inc. returned 14.59% at net asset value (NAV) and 22.88% at market price during the 12-month period ended November 30, 2024. The Fund’s benchmark, the Morningstar Loan Syndications & Trading Association Leveraged Loan Index (the Morningstar/LSTA Index), returned 10.13%. Unlike the Fund, the Morningstar/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same 12-month period, the average return at NAV of the 70 closed-end funds in Morningstar’s Bank Loan Closed End Funds category (which may or may not be leveraged) was 11.95%, while the same closed-end fund Morningstar category’s average return at market price was 20.95%.
The shares of the Fund were selling at a 4.45% discount to NAV on November 30, 2024. Comparatively, the Fund’s shares were selling at a discount to NAV of 10.90% on November 30, 2023.
On November 30, 2024, the standardized 30-day SEC yield of the Fund’s shares was 8.32%*.
Q	Which of the Fund’s investment strategies and individual portfolio holdings contributed positively to the Fund’s benchmark-relative performance during the 12-month period?
A	The Fund is leveraged, which proved additive to benchmark relative returns during the 12-month period given by the market’s positive performance during the period.
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

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Early in the period we were concerned that the loan market would experience a decrease in refinancing activity, leading to a constrained supply. Given the spread tightening in investment grade corporates, collateralized loan obligations (CLOs) started refinancing their debt, which eased the technical issues and enabled the market to initiate new CLO creation. This is significant, as CLOs represent two-thirds of the loan market. 2024 will be noted as a record year in CLO issuance and a high level of refinancing for the loan market. From a retail perspective, the loan asset class began the period in outflows, but as it became clear that the Federal Reserve would keep target interest rates higher for longer, the asset class began to see inflows. Prior to 2024, the loan asset class, as measured by the Fund's benchmark, the Morningstar/LSTA Index, experienced thirteen consecutive months of positive returns. The loan asset class is tracking to have positive return for the full calendar year 2024, which would result in the asset class experiencing positive returns for thirteen out of the last fifteen years.
The Fund’s allocation to lower quality loans, including loans in the high CCC-rated category, also added to performance relative to the benchmark. An overweight allocation to the high CCC-rated loans category had a positive impact on performance. Overall security selection in the CCC-rated loans category outperformed the benchmark.
In sector terms, security selection and a large overweight in the health care sector helped the Fund's benchmark-relative performance, along with credit selection within both the electronic equipment and commercial services sectors.
The top three positive contributors to the Fund's benchmark-relative performance included US Renal, Team Health and Scion Health. US Renal is an operator of dialysis centers. It rebounded after restructuring its balance sheet and then benefited from reduced labor costs and renewed volumes following the COVID-19 pandemic. Team Health provides outsourced emergency medicine and critical care to hospitals and ambulatory centers. It also benefited from stabilized labor costs as well a clearer picture of the regulatory reimbursement environment. Scion Health (aka Knight) is a provider of acute and post-acute hospitals, primarily
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in Kentucky. It benefited from stabilized labor and supply costs, which had been a drag on performance in 2023 and parts of 2024.
Out-of-benchmark exposure to residential mortgage-backed securities and high yield corporate bonds were also beneficial to the Fund's benchmark-relative performance. The Fund has maintained a modest out-of-benchmark exposure to high yield corporate bonds, as the Fund has captured attractive book yields to support shareholder income and shorter settlement periods for portfolio flexibility.
Q	Which investment strategies and individual security selections detracted from the Fund’s benchmark-relative performance results during the 12-month period ended November 30, 2024?
A	On the downside, allocations to the diversified telecommunication services, entertainment, and aerospace and defense sectors detracted from Fund performance relative to the benchmark.
The three most significant detractors from benchmark-relative performance selection included Magenta Buyer, Xplornet and Ingenovis. Magenta Buyer (aka McAfee) is a security software company that sells subscriptions for security products, support, maintenance and professional services to enterprises and governments. It restructured via a liability management exercise (LME) (in which an issuer restructures its debt) in August 2024 in order to address declining revenues and integration costs. Xplornet is a provider of wireless broadband services in Canada which conducted an LME in October 2024 because of satellite launch delays which resulted in increased costs, lost subscribers and continued capital expenditures. Ingenovis Health is a provider of temporary nurse staffing networks. It saw its loan rating downgraded to CCC because of the significant drop in outsourced nursing that had peaked during the COVID-19 pandemic.
The Fund's allocation to insurance-linked securities also detracted from the Fund's benchmark-relative performance, despite positive returns, as spread widening within the asset class reduced returns compared to bank loans and corporate high yield bonds.

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Q	Did the Fund’s distributions ** to stockholders change during the 12-month period ended November 30, 2024?
A	The Fund decreased the monthly distribution rate from $0.0925 to $0.0850 per share starting with the November 2024 distribution, after seventeen consecutive months at the former rate. The decreased distribution rate reflects lower short-term rates following the Fed rate cuts, coupled with reduced spreads in the loan universe due to opportunistic issuer refinancing during the year. In addition, the Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of this accumulated net investment income was distributed to stockholders during the period, and may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.
Q	How did the level of leverage in the Fund change during the 12-month period ended November 30, 2024?
A	The Fund employs leverage through a credit agreement. As of November 30, 2024, 31.9% of the Fund’s total managed assets were financed by leverage, or borrowed funds, compared with 32.9% of the Fund’s total managed assets financed by leverage at the start of the 12-month period on December 1, 2023. During the 12-month period, the Fund decreased the absolute amount of funds borrowed by a total of $1.2 million, to $60 million as of November 30, 2024. The interest rate on the Fund’s leverage decreased by 63 basis points from November 30, 2023 to November 30, 2024.
Q	Did the Fund have any exposure to derivatives during the 12-month period ended November 30, 2024?
A	The Fund had exposure to forward foreign currency exchange contracts during the period, which had a negligible effect on performance. We typically employ forward foreign currency exchange contracts in an effort to mitigate currency risk in the Fund's credit exposures that are not denominated in US dollars. For example, the Fund entered into a foreign currency exchange
**	Distributions are not guaranteed.
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contract with respect to the Mexican Peso, in an effort to hedge the Fund's exposure to securities of AeroMexico, a Mexican Airline.
Q	What is your investment outlook, and how is the Fund positioned heading into its new fiscal year?
A	The US economy experienced stronger growth than anticipated in 2024, but appeared to be gradually decelerating as the period came to a close. The once overheated labor market has cooled, with companies reducing their hiring rates, yet layoffs have remained relatively low thus far. To trigger a recession in the US, an increase in layoffs is likely necessary. Although the Federal Reserve’s shift towards a less restrictive policy and emphasis on employment downside risks lessen the threat of recession, a hard economic landing is still possible. Our current view is that we will not experience a recession. The re-emergence of a more dovish US Federal Reserve may also decrease downside risk for corporate bonds. Loan spreads have tightened, but not as much as other fixed income asset classes. While yields remain attractive relative to inflation, the market has factored in a modest trajectory for Fed rate cuts over the next year. We expect defaults to decline as we do not see a significant sector or driver that would increase defaults to levels seen in past periods of volatility such as the 2008 financial crisis.
September 2024 opened with the economic tea leaves reflecting a continued cooling in US labor demand, with two separate data releases pointing to a further contraction in job openings and monthly job creation falling to a level below labor force growth. As the month progressed, investor attention shifted to the September 18th Federal Open Market Committee (FOMC) meeting.
A Fed Funds rate cut, the first rate action since July 2023, was widely anticipated with expectations divided between an initial rate reduction of 25 and 50 basis points. Ultimately, the FOMC proceeded with a 50-basis point cut. Treasury yields rose post the FOMC announcement as the Fed had implemented a “hawkish 50” by kicking off an easing cycle without showing alarm or committing to similar magnitude rate cuts in the future. Chair Powell highlighted that the historically outsized initial rate cut was largely driven by a decrease in Personal Consumption

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Expenditures (PCE) inflation to 2.2%, which is close to the Fed’s 2.0% target, rather than by major concerns regarding growth. He also noted that the timing and extent of future rate cuts would be contingent on economic data, particularly employment figures, and he refrained from endorsing market predictions of another 50-basis point cut at one of the remaining meetings of the year.
The default rate on loans (defined here as missed interest or principal payments) for the 12 months ended November 30, 2024 was 0.94% by loan volume versus 1.48% for the 12 months ended November 30, 2023. The default rate by number of issuers for the trailing 12-month period ended November 30, 2024 was 1.44% versus the default rate by number of issuers for the trailing 12-month period ended November 30, 2023 of 1.94%. The trailing 12-month default rate on LMEs , in which issuers restructure their debt, was 4.56% at the end of the period, by contrast 3.62% at the start of the period. The majority of LMEs have been conducted in LBO (leveraged buy-out) credits.
Over the near-term, we believe loans could continue to provide attractive yields relative to many other fixed income assets under the “higher for longer” theme. The combination of two significant repricing periods in the last 12 months for loans, which lowered credit spreads by approximately 57 basis points, as well as a rate cut in November 2024 and one anticipated in December, has led to reduced SOFR (secured overnight financing rate), the base rate for loans, which has resulted in lower dividend yields for loan funds. Despite this, loans still outyield high yield corporate bonds.
We expect to keep the Fund's allocations to CLOs, residential mortgage backed securities (RMBS), and insurance-linked securities consistent going into 2025. Each of these asset classes pay interest at rates that adjust or “float” periodically based on a specified interest rate or other reference rate, and, in our view, enhance the potential earning profile of the Fund. During the period, we lowered the Fund's exposure to corporate high yield bonds in an effort to reduce duration and capitalize on price appreciation, and redeployed capital into loans that are providing higher yields. We expect to continue to adopt that same strategy over the near term, as the market allows.
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Should we see “green shoots” or signs of economic improvement, we may use the opportunity to add back to the lower single B rating tier. We had been cautious on the low single B rated segment of the loan market which has the least amount of flexibility if a recession were to occur as these loans have lower interest rate coverage and are not favored by CLOs, which makes for poor market demand.

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Please refer to the Schedule of Investments on pages 14  - 40 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating-rate loans than is the case for many other types of securities.
Securities with floating interest rates generally are less sensitive to interest-rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.
The Fund may use derivatives, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. These types of instruments can increase price fluctuation.
The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of
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the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
The Fund employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Fund’s income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for stockholders.
The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the Fund’s use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to stockholders over time, which is likely to result in a decrease in the market value of the Fund’s shares.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions, which could increase volatility. These risks are magnified in emerging markets.
The Fund invests in insurance-linked securities (ILS). The return of principal and the payment of interest on ILS are contingent on the non-occurrence of a predefined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
These risks may increase share price volatility.
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

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Portfolio Summary  |  11/30/24
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Garda World Security Corp., Tenth Additional Term Loan, 8.109% (Term SOFR + 350 bps), 2/1/29	1.08%
2.	IXS Holdings, Inc., Initial Term Loan, 8.954% (Term SOFR + 425 bps), 3/5/27	1.05
3.	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, Term Loan, 9.097% (Term SOFR + 425 bps), 11/20/26	0.99
4.	First Brands Group LLC, First Lien 2021 Term Loan, Term Loan, 9.847% (Term SOFR + 500 bps), 3/30/27	0.96
5.	Chobani LLC, 2020 New Term Loan, Term Loan, 7.937% (Term SOFR + 325 bps), 10/25/27	0.92
6.	U.S. Renal Care, Inc., Closing Date Term Loan, 9.687% (Term SOFR + 500 bps), 6/20/28	0.87
7.	Altice France S.A., USD TLB-[14] Loan, 10.156% (Term SOFR + 550 bps), 8/15/28	0.85
8.	AIT Worldwide Logistics Holdings, Inc., Add-on TLB, 9.48% (Term SOFR + 475 bps), 4/5/30	0.81
9.	Century Casinos, Inc., Term B Facility Loan, 10.756% (Term SOFR + 600 bps), 4/2/29	0.80
10.	Arsenal AIC Parent LLC, 2024-A Refinancing Term B Loan, 7.823% (Term SOFR + 325 bps), 8/18/30	0.79
*  Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
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Prices and Distributions  |  11/30/24
Market Value per Share
^
	11/30/24	11/30/23
Market Value	$ 9.87	$ 8.99
Discount	(4.45)%	(10.90)%
Net Asset Value per Share^
	11/30/24	11/30/23
Net Asset Value	$10.33	$10.09
Distributions per Share*
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
12/1/23 – 11/30/24	$1.1025	$—	$—
Yields
	11/30/24	11/30/23
30-Day SEC Yield	8.32%	10.45%
The data shown above represents past performance, which is no guarantee of future results.
^ Net asset value and market value are published daily on the Fund’s website at www.amundi.com/us.
* The amount of distributions made to stockholders during the year was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of this accumulated net investment income was distributed to stockholders during the period, and may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.

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Performance Update  |  11/30/24
Investment Returns

The mountain chart on the right shows the change in market price, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Fund, Inc. during the periods shown, compared to that of the Morningstar LSTA US Leveraged Loan Total Return Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.
Average Annual Total Return (As of November 30, 2024)
Period	Net Asset Value (NAV)	Market Price	Morningstar LSTA US Leveraged Loan Total Return Index
10 Years	5.69%	6.49%	4.96%
5 Years	6.50	8.02	6.07
1 Year	14.59	22.88	10.13
Value of $10,000 Investment
Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.
Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
The index does not use leverage.
You cannot invest directly in an index.
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Schedule of Investments  |  11/30/24
Principal Amount USD ($)		Value
UNAFFILIATED ISSUERS — 151.8%
Senior Secured Floating Rate Loan Interests — 126.1% of Net Assets*(a)
Advanced Materials — 1.6%
840,495	Gemini HDPE LLC, 2027 Advance, 7.847% (Term SOFR + 300 bps), 12/31/27	$ 844,277
1,335,605	Groupe Solmax, Inc., Initial Term Loan, 9.437% (Term SOFR + 475 bps), 5/29/28	1,231,428
	Total Advanced Materials	$ 2,075,705

Advertising Sales — 0.4%
522,568	Clear Channel Outdoor Holdings, Inc., 2024 Refinancing Term Loan, 8.687% (Term SOFR + 400 bps), 8/21/28	$ 524,365
	Total Advertising Sales	$ 524,365

Advertising Services — 1.9%
955,653	Dotdash Meredith, Inc., Term Loan, 8.172% (Term SOFR + 350 bps), 12/1/28	$ 960,431
550,000(b)	Neptune BidCo US Inc., First Lien Dollar Term B Loan, 4/11/29	501,703
970,169	Summer (BC) Bidco B LLC, USD Extended Facility B, 9.864% (Term SOFR + 500 bps), 2/15/29	979,871
	Total Advertising Services	$ 2,442,005

Airlines — 1.1%
719,444	AAdvantage Loyality IP, Ltd. (American Airlines, Inc.), Initial Term Loan, 9.629% (Term SOFR + 475 bps), 4/20/28	$ 743,351
494,950	American Airlines, Inc., Seventh Amendment Extended Term Loan, 7.474% (Term SOFR + 275 bps), 2/15/28	497,398
125,103	SkyMiles IP, Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 8.367% (Term SOFR + 375 bps), 10/20/27	127,783
	Total Airlines	$ 1,368,532

Apparel Manufacturers — 0.2%
257,013	Hanesbrands Inc., Initial Tranche B Term Loan, 8.323% (Term SOFR + 375 bps), 3/8/30	$ 258,138
	Total Apparel Manufacturers	$ 258,138

Appliances — 0.9%
1,147,145	Osmosis Buyer Ltd., 2024 Refinancing Term B Loan, 8.156% (Term SOFR + 350 bps), 7/31/28	$ 1,157,644
	Total Appliances	$ 1,157,644

The accompanying notes are an integral part of these financial statements.

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Principal Amount USD ($)		Value
	Applications Software — 3.9%
353,737	Central Parent LLC, First Lien 2024 Refinancing Term Loan, 7.854% (Term SOFR + 325 bps), 7/6/29	$ 354,428
947,564	ConnectWise LLC, Initial Term Loan, 8.365% (Term SOFR + 350 bps), 9/29/28	953,012
539,205	EP Purchaser LLC, First Lien Closing Date Term Loan, 8.365% (Term SOFR + 350 bps), 11/6/28	537,407
478,274	Flash Charm, Inc., First Lien Incremental Term Loan, 8.071% (Term SOFR + 350 bps), 3/2/28	473,990
872,276(c)	Loyalty Ventures, Inc., Term B Loan, 11.46% (LIBOR + 650 bps), 11/3/27	68,692
1,448,639	RealPage, Inc., First Lien Initial Term Loan, 7.687% (Term SOFR + 300 bps), 4/24/28	1,442,120
607,243	SS&C Technologies Holdings, Inc., Term B-8 Loan, 6.573% (Term SOFR + 200 bps), 5/9/31	610,754
494,000	Thunder Generation Funding LLC, Term Loan, 7.61% (Term SOFR + 300 bps), 10/3/31	498,117
	Total Applications Software	$ 4,938,520

	Athletic Equipment — 0.5%
174,563	Amer Sports Co., Initial USD Term Loan, 7.235% (Term SOFR + 275 bps), 2/17/31	$ 175,326
402,975	Recess Holdings, Inc., First Lien Amendment No. 3 Term Loan, 9.085% (Term SOFR + 450 bps), 2/20/30	407,887
	Total Athletic Equipment	$ 583,213

	Auto Parts & Equipment — 3.7%
410,686	Adient US LLC, Term B-2 Loan, 7.323% (Term SOFR + 275 bps), 1/31/31	$ 413,852
636,734	American Axle & Manufacturing, Inc., New Tranche B Term Loan, 7.658% (Term SOFR + 300 bps), 12/13/29	640,714
1,820,013	First Brands Group LLC, First Lien 2021 Term Loan, 9.847% (Term SOFR + 500 bps), 3/30/27	1,761,317
1,983,960	IXS Holdings, Inc., Initial Term Loan, 8.954% (Term SOFR + 425 bps), 3/5/27	1,930,465
	Total Auto Parts & Equipment	$ 4,746,348

	Auto Repair Centers — 1.5%
691,000	Belron Finance 2019 LLC, 2031 Dollar Incremental Term Loan, 7.273% (Term SOFR + 275 bps), 10/16/31	$ 699,781
1,261,875	Champions Holdco, Inc., Initial Term Loan, 9.416% (Term SOFR + 475 bps), 2/23/29	1,221,811
	Total Auto Repair Centers	$ 1,921,592

The accompanying notes are an integral part of these financial statements.
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Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value
	Auto-Truck Trailers — 0.7%
975,000	Novae LLC, Tranche B Term Loan, 9.688% (Term SOFR + 500 bps), 12/22/28	$ 954,281
	Total Auto-Truck Trailers	$ 954,281

	Beverages — 1.0%
491,288	Pegasus BidCo B.V., 2024-2 Dollar Term Loan, 7.773% (Term SOFR + 325 bps), 7/12/29	$ 493,130
770,431	Triton Water Holdings, Inc., 2024 First Lien Incremental Term Loan, 8.604% (Term SOFR + 400 bps), 3/31/28	777,052
	Total Beverages	$ 1,270,182

	Broadcast Service & Programing — 0.4%
467,274	Univision Communications, Inc., First Lien Initial Term Loan, 7.937% (Term SOFR + 325 bps), 1/31/29	$ 467,274
	Total Broadcast Service & Programing	$ 467,274

	Building & Construction — 1.1%
500,000	DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 11.437% (Term SOFR + 675 bps), 3/30/29	$ 492,813
966,507	Service Logic Acquisition, Inc., Relevant Term Loan, 8.085% (Term SOFR + 350 bps), 10/29/27	973,756
	Total Building & Construction	$ 1,466,569

	Building & Construction Products — 2.0%
486,250	Chariot Buyer LLC, First Lien Initial Term Loan, 7.923% (Term SOFR + 375 bps), 11/3/28	$ 489,289
1,429,131	Cornerstone Building Brands, Inc., Tranche B Term Loan, 7.959% (Term SOFR + 325 bps), 4/12/28	1,349,814
487,380	LHS Borrower LLC, Initial Term Loan, 9.423% (Term SOFR + 475 bps), 2/16/29	470,322
248,750	Potters Industries LLC, 2024 Incremental Term Loan, 8.323% (Term SOFR + 375 bps), 12/14/27	250,978
	Total Building & Construction Products	$ 2,560,403

	Building Production — 0.9%
317,495	Jeld-Wen, Inc., Replacement 2023 Term B Loan, 6.687% (Term SOFR + 200 bps), 7/28/28	$ 317,812
740,662	Koppers, Inc., Incremental Term B-1 Loan, 7.62% (Term SOFR + 300 bps), 4/10/30	745,755
131,340	Summit Materials LLC, Term B-2 Loan, 6.359% (Term SOFR + 175 bps), 1/12/29	131,856
	Total Building Production	$ 1,195,423

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Principal Amount USD ($)		Value
	Building-Air & Heating — 0.2%
221,346	EMRLD Borrower LP, Initial Term B Loan, 6.933% (Term SOFR + 250 bps), 5/31/30	$ 221,899
	Total Building-Air & Heating	$ 221,899

	Building-Heavy Construction — 1.1%
700,000	Construction Partners, Inc., Term Loan B, 7.073% (Term SOFR + 250 bps), 10/29/31	$ 702,188
732,997	Osmose Utilities Services, Inc., First Lien Initial Term Loan, 7.937% (Term SOFR + 325 bps), 6/23/28	736,754
	Total Building-Heavy Construction	$ 1,438,942

	Cable & Satellite Television — 1.5%
483,295	DIRECTV Financing LLC, 2024 Refinancing Term B Loan, 10.097% (Term SOFR + 525 bps), 8/2/29	$ 478,260
1,021,247	Radiate Holdco LLC, Amendment No. 6 Term B Loan, 7.937% (Term SOFR + 325 bps), 9/25/26	893,379
500,000	Virgin Media Bristol LLC, Facility Q, 7.974% (Term SOFR + 325 bps), 1/31/29	497,148
	Total Cable & Satellite Television	$ 1,868,787

	Casino Hotels — 1.8%
1,479,769	Century Casinos, Inc., Term B Facility Loan, 10.756% (Term SOFR + 600 bps), 4/2/29	$ 1,457,573
775,007	Fertitta Entertainment LLC, Initial B Term Loan, 8.073% (Term SOFR + 350 bps), 1/27/29	780,214
	Total Casino Hotels	$ 2,237,787

	Casino Services — 0.8%
264,670	Caesars Entertainment, Inc., Incremental Term B-1 Loan, 6.823% (Term SOFR + 225 bps), 2/6/31	$ 266,573
705,156	Everi Holdings, Inc., Term B Loan, 7.187% (Term SOFR + 250 bps), 8/3/28	707,866
33,618	Lucky Bucks LLC, Priority First Out Exit Term Loan, 12.272% (Term SOFR + 765 bps), 10/2/28	31,097
67,437	Lucky Bucks LLC, Priority Second Out Term Loan, 12.272% (Term SOFR + 765 bps), 10/2/29	54,624
	Total Casino Services	$ 1,060,160

	Cellular Telecom — 1.6%
1,902,824	Altice France S.A., USD TLB-[14] Loan, 10.156% (Term SOFR + 550 bps), 8/15/28	$ 1,562,694
534,761	CCI Buyer, Inc., First Lien Initial Term Loan, 8.604% (Term SOFR + 400 bps), 12/17/27	539,106
	Total Cellular Telecom	$ 2,101,800

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value
	Chemicals-Diversified — 3.1%
1,000,000	ARC Falcon I, Inc., Second Lien Initial Term Loan, 11.673% (Term SOFR + 700 bps), 9/30/29	$ 992,500
194,074	Geon Performance Solutions LLC (Fka. Echo US Holdings LLC), 2024 Refinancing Term Loan, 9.115% (Term SOFR + 425 bps), 8/18/28	195,287
447,750	Ineos Quattro Holdings UK Ltd., 2029 Tranche B Dollar Term Loan, 8.923% (Term SOFR + 425 bps), 4/2/29	446,910
296,250	Ineos Quattro Holdings UK Ltd., 2030 Tranche B Dollar Term Loan, 8.423% (Term SOFR + 375 bps), 3/14/30	293,287
687,750	Ineos US Finance LLC, 2030 Dollar Term Loan, 7.823% (Term SOFR + 325 bps), 2/18/30	691,476
1,295,084	LSF11 A5 Holdco LLC, 2024 Refinancing Term Loan, 8.187% (Term SOFR + 350 bps), 10/15/28	1,303,583
	Total Chemicals-Diversified	$ 3,923,043

	Chemicals-Plastics — 0.3%
397,987	Bakelite US Holdco, Inc., New Term Loan, 8.104% (Term SOFR + 350 bps), 5/29/29	$ 401,552
	Total Chemicals-Plastics	$ 401,552

	Chemicals-Specialty — 3.8%
347,510	Avient Corp., Term B-8 Loan, 6.637% (Term SOFR + 200 bps), 8/29/29	$ 349,682
731,271	Axalta Coating Systems U.S. Holdings, Inc., TLB, 6.271% (Term SOFR + 175 bps), 12/20/29	734,836
746,240	Element Solutions Inc. (Macdermid, Inc.), Tranche B-3 Term Loan, 6.323% (Term SOFR + 175 bps), 12/18/30	751,171
246,884	H.B. Fuller Co., 2024 Amendment Refinancing Term B Loan, 6.573% (Term SOFR + 200 bps), 2/15/30	248,350
563,734	Mativ Holdings, Inc., Term B Loan, 8.437% (Term SOFR + 375 bps), 4/20/28	563,733
409,000(b)	Minerals Technologies Inc., Term Loan B, 11/12/31	411,301
438,594	Nouryon Finance B.V., November 2024 B-1 Dollar Term Loan, 7.657% (Term SOFR + 325 bps), 4/3/28	442,431
396,007	Nouryon Finance B.V., November 2024 B-2 Dollar Term Loan, 7.657% (Term SOFR + 325 bps), 4/3/28	400,215
962,447	Olympus Water US Holding Corp., Term B-5 Dollar Loan, 8.104% (Term SOFR + 350 bps), 6/20/31	971,813
	Total Chemicals-Specialty	$ 4,873,532

	Commercial Services — 2.2%
493,737	AEA International Holdings (Luxembourg) S.a.r.l, First Lien New Term Loan, 7.354% (Term SOFR + 275 bps), 9/7/28	$ 495,589
830,206(b)	ArchKey Holdings Inc., TLB, 10/10/31	837,643
The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Principal Amount USD ($)		Value
Commercial Services — (continued)
997,500	DS Parent, Inc., Term Loan B, 10.104% (Term SOFR + 550 bps), 1/31/31	$ 955,522
224,923	Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 8.437% (Term SOFR + 375 bps), 12/15/28	226,141
332,500	Vestis Corp., Term B-1 Loan, 6.764% (Term SOFR + 225 bps), 2/22/31	333,331
	Total Commercial Services	$ 2,848,226

Computer Data Security — 0.9%
1,142,577(b)	Precisely Software, Inc., First Lien Third Amendment Term Loan, 8.847% (Term SOFR + 400 bps), 4/24/28	$ 1,137,460
	Total Computer Data Security	$ 1,137,460

Computer Services — 2.8%
1,377,575	Ahead DB Holdings LLC, First Lien Term B-3 Loan, 8.104% (Term SOFR + 350 bps), 2/1/31	$ 1,390,705
353,000	Amentum Holdings, Inc., Initial Term Loan, 6.823% (Term SOFR + 225 bps), 9/29/31	351,786
889,000	Fortress Intermediate 3, Inc., Initial Term Loan, 8.073% (Term SOFR + 350 bps), 6/27/31	892,611
944,345	Peraton Corp., First Lien Term B Loan, 8.423% (Term SOFR + 375 bps), 2/1/28	889,202
	Total Computer Services	$ 3,524,304

Computer Software — 0.9%
1,218,750	Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 8.437% (Term SOFR + 375 bps), 10/16/28	$ 1,144,102
	Total Computer Software	$ 1,144,102

Computers-Integrated Systems — 0.4%
545,867	NCR Atleos Corp., Term Loan B, 8.397% (Term SOFR + 375 bps), 3/27/29	$ 548,255
	Total Computers-Integrated Systems	$ 548,255

Consulting Services — 1.4%
1,018,996	Ankura Consulting Group LLC, 2024 Repricing Term Loan, 8.823% (Term SOFR + 425 bps), 3/17/28	$ 1,029,610
741,000	First Advantage Holdings LLC, First Lien Term B-2 Loan, 7.823% (Term SOFR + 325 bps), 10/31/31	748,410
	Total Consulting Services	$ 1,778,020

Containers-Paper & Plastic — 1.2%
765,214	Pregis TopCo LLC, First Lien Initial Term Loan, 8.573% (Term SOFR + 400 bps), 7/31/26	$ 770,715
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value
Containers-Paper & Plastic — (continued)
344,138	Ring Container Technologies Group LLC, 2024 Refinancing Term Loan, 7.323% (Term SOFR + 275 bps), 8/12/28	$ 346,719
398,000	SupplyOne, Inc., Term B Loan, 8.323% (Term SOFR + 375 bps), 4/19/31	402,726
	Total Containers-Paper & Plastic	$ 1,520,160

Cruise Lines — 0.8%
622,506	Carnival Corp., 2024 Term Loan Repricing Advance , 7.323% (Term SOFR + 275 bps), 8/8/27	$ 627,564
390,000	LC Ahab US Bidco LLC, Initial Term Loan, 7.573% (Term SOFR + 300 bps), 5/1/31	392,437
	Total Cruise Lines	$ 1,020,001

Diagnostic Equipment — 0.4%
489,873	Curia Global, Inc., First Lien 2021 Term Loan, 8.435% (Term SOFR + 375 bps), 8/30/26	$ 470,891
	Total Diagnostic Equipment	$ 470,891

Dialysis Centers — 1.3%
1,697,959	U.S. Renal Care, Inc., Closing Date Term Loan, 9.687% (Term SOFR + 500 bps), 6/20/28	$ 1,596,081
	Total Dialysis Centers	$ 1,596,081

Direct Marketing — 0.5%
667,101	Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-4 Loan, 7.573% (Term SOFR + 300 bps), 3/3/30	$ 670,520
	Total Direct Marketing	$ 670,520

Disposable Medical Products — 0.6%
449,721	Medline Borrower, LP, Third Amendment Incremental Term Loan, 6.861% (Term SOFR + 225 bps), 10/23/28	$ 452,773
369,471	Sotera Health Holdings LLC, 2024 Refinancing Term Loan, 7.835% (Term SOFR + 325 bps), 5/30/31	370,280
	Total Disposable Medical Products	$ 823,053

Distribution & Wholesale — 2.1%
495,013	AIP RD Buyer Corp., 2023 First Lien Incremental Term Loan, 9.166% (Term SOFR + 450 bps), 12/22/28	$ 496,714
585,000	AIP RD Buyer Corp., First Lien Term Loan B, 8.916% (Term SOFR + 425 bps), 12/22/28	586,682
807,975(b)	Barentz Midco B.V., USD Facility B2, 3/1/31	814,540
The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Principal Amount USD ($)		Value
	Distribution & Wholesale — (continued)
431,922	Gates Corp., Initial B-5 Dollar Term Loan, 6.823% (Term SOFR + 225 bps), 6/4/31	$ 434,671
402,200	Windsor Holdings III LLC, 2024 September Dollar Term B Loan, 8.099% (Term SOFR + 350 bps), 8/1/30	405,594
	Total Distribution & Wholesale	$ 2,738,201

	E-Commerce — 0.6%
310,000	Match Group, Inc. (fka The Match Group, Inc.), 2020 Refinancing Term Loan, 6.714% (Term SOFR + 175 bps), 2/13/27	$ 310,000
491,247	TouchTunes Music Group LLC, First Lien Tranche B-1 Term Loan, 9.354% (Term SOFR + 475 bps), 4/2/29	493,703
	Total E-Commerce	$ 803,703

	Electric-Generation — 2.9%
354,000	Alpha Generation LLC, Initial Term B Loan, 7.323% (Term SOFR + 275 bps), 9/30/31	$ 357,255
1,098,505	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 9.823% (Term SOFR + 525 bps), 4/3/28	1,103,311
410,000	Edgewater Generation LLC, Refinancing Term Loan, 8.823% (Term SOFR + 425 bps), 8/1/30	416,235
386,531	Hamilton Projects Acquiror LLC, Term Loan, 8.323% (Term SOFR + 375 bps), 5/31/31	390,327
497,494	Vistra Operations Company LLC, 2018 Incremental Term Loan, 6.573% (Term SOFR + 200 bps), 12/20/30	500,634
905,450	Vistra Zero Operating Company LLC, Initial Term Loan, 7.323% (Term SOFR + 275 bps), 4/30/31	912,369
	Total Electric-Generation	$ 3,680,131

	Electric-Integrated — 1.1%
1,050,244	Constellation Renewables LLC, Loan, 6.764% (Term SOFR + 225 bps), 12/15/27	$ 1,056,340
259,806	Talen Energy Supply LLC, Initial Term B Loan, 8.023% (Term SOFR + 350 bps), 5/17/30	261,836
111,905	Talen Energy Supply LLC, Initial Term C Loan, 8.023% (Term SOFR + 350 bps), 5/17/30	112,744
	Total Electric-Integrated	$ 1,430,920

	Electronic Composition — 0.7%
1,007,292	Natel Engineering Co., Inc., Initial Term Loan, 10.95% (Term SOFR + 625 bps), 4/30/26	$ 953,150
	Total Electronic Composition	$ 953,150

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value
	Engines — 1.1%
423,721	Arcline FM Holdings LLC, 2024-2 First Lien New Term Loan, 9.567% (Term SOFR + 450 bps), 6/23/28	$ 426,559
1,013,343	LSF12 Badger Bidco LLC, Initial Term Loan, 10.573% (Term SOFR + 600 bps), 8/30/30	999,409
	Total Engines	$ 1,425,968

	Enterprise Software & Services — 1.8%
1,172,590(b)	Cloud Software Group, Inc., Sixth Amendment Term Loan, 8.309% (Term SOFR + 375 bps), 3/21/31	$ 1,177,720
320,000	Helios Software Holdings, Inc. (ION Corporate Solutions Finance S.a r.l.), 2024-B Dollar Term Loan, 8.104% (Term SOFR + 350 bps), 7/18/30	322,800
177,374	Open Text Corp., 2023 Replacement Term Loan, 6.323% (Term SOFR + 175 bps), 1/31/30	177,928
631,825	Project Alpha Intermediate Holding, Inc., First Lien Incremental Term Loan B, 8.339% (Term SOFR + 375 bps), 10/28/30	636,011
	Total Enterprise Software & Services	$ 2,314,459

	Entertainment Software — 0.4%
500,000(b)	Playtika Holding Corp., Term B-1 Loan, 3/13/28	$ 502,813
	Total Entertainment Software	$ 502,813

	Finance-Investment Banker — 1.4%
766,000	Citadel Securities LP, 2024-1 Term Loan, 6.573% (Term SOFR + 200 bps), 10/31/31	$ 770,213
686,285	Hudson River Trading LLC, Term B-1 Loan, 7.63% (Term SOFR + 300 bps), 3/18/30	689,545
360,000	Jefferies Finance LLC, Initial Term Loan, 7.599% (Term SOFR + 300 bps), 10/21/31	357,750
	Total Finance-Investment Banker	$ 1,817,508

	Finance-Leasing Company — 1.0%
411,009	Castlelake Aviation One Designated Activity Co., 2023 Incremental Term Loan, 7.697% (Term SOFR + 275 bps), 10/22/27	$ 413,424
374,012	Castlelake Aviation One Designated Activity Co., Initial Term Loan, 7.447% (Term SOFR + 250 bps), 10/22/26	375,674
456,524	Fly Funding II S.a r.l., Replacement Loan, 8.50% (LIBOR + 75 bps), 8/11/25	450,105
	Total Finance-Leasing Company	$ 1,239,203

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Principal Amount USD ($)		Value
Food-Confectionery — 0.7%
897,750	Fiesta Purchaser, Inc., Initial Term Loan, 8.573% (Term SOFR + 400 bps), 2/12/31	$ 904,553
	Total Food-Confectionery	$ 904,553

Food-Dairy Products — 1.3%
1,680,000	Chobani LLC, 2020 New Term Loan, 7.937% (Term SOFR + 325 bps), 10/25/27	$ 1,693,475
	Total Food-Dairy Products	$ 1,693,475

Food-Miscellaneous/Diversified — 1.1%
700,000	B&G Foods, Inc., Term B-5 Term Loan, 8.073% (Term SOFR + 350 bps), 10/10/29	$ 701,063
635,714	Simply Good Foods USA, Inc., Initial Term Loan, 7.173% (Term SOFR + 250 bps), 3/17/27	640,481
	Total Food-Miscellaneous/Diversified	$ 1,341,544

Footwear & Related Apparel — 0.2%
215,625	Crocs, Inc., 2024 Refinancing Term Loan, 6.854% (Term SOFR + 225 bps), 2/19/29	$ 217,296
	Total Footwear & Related Apparel	$ 217,296

Gambling (Non-Hotel) — 0.6%
223,313	Flutter Entertainment Plc, Term B Loan, 6.604% (Term SOFR + 200 bps), 11/30/30	$ 224,485
492,500	Light and Wonder International, Inc., Term B-2 Loan, 6.86% (Term SOFR + 225 bps), 4/15/29	493,854
	Total Gambling (Non-Hotel)	$ 718,339

Golf — 0.5%
661,500	Topgolf Callaway Brands Corp., Initial Term Loan, 7.573% (Term SOFR + 300 bps), 3/15/30	$ 659,364
	Total Golf	$ 659,364

Hazardous Waste Disposal — 0.6%
749,425	JFL-Tiger Acquisition Co., Inc., Initial Term Loan, 8.595% (Term SOFR + 400 bps), 10/17/30	$ 755,982
	Total Hazardous Waste Disposal	$ 755,982

Home Furnishings — 0.4%
496,000	Tempur Sealy International, Inc., Term Loan B, 7.07% (Term SOFR + 250 bps), 10/3/31	$ 499,307
	Total Home Furnishings	$ 499,307

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value
Hotels & Motels — 1.1%
919,634	Playa Resorts Holding B.V., 2022 Term Loan, 7.323% (Term SOFR + 275 bps), 1/5/29	$ 921,646
492,528	Travel + Leisure Co., 2023 Incremental Term Loan, 7.938% (Term SOFR + 325 bps), 12/14/29	496,016
	Total Hotels & Motels	$ 1,417,662

Human Resources — 0.5%
965,000	Ingenovis Health, Inc., First Lien Initial Term Loan, 9.026% (Term SOFR + 425 bps), 3/6/28	$ 599,909
	Total Human Resources	$ 599,909

Independent Power Producer — 0.4%
457,663	EFS Cogen Holdings I LLC, Term B Advance, 8.11% (Term SOFR + 350 bps), 10/3/31	$ 461,668
	Total Independent Power Producer	$ 461,668

Insurance Brokers — 0.8%
634,313	HIG Finance 2 Ltd., 2024 Dollar Term Loan, 8.073% (Term SOFR + 350 bps), 2/15/31	$ 637,924
376,209	USI, Inc., 2024 Term Loan, 7.354% (Term SOFR + 275 bps), 9/27/30	378,843
	Total Insurance Brokers	$ 1,016,767

Internet Content — 1.1%
1,364,867(b)	MH Sub I LLC (Micro Holding Corp.), 2023 May Incremental First Lien Term Loan, 8.823% (Term SOFR + 425 bps), 5/3/28	$ 1,368,534
	Total Internet Content	$ 1,368,534

Internet Financial Services — 0.7%
407,000	Acuris Finance US, Inc., 2024 Dollar Term Loan, 8.418% (Term SOFR + 375 bps), 2/16/28	$ 410,459
420,312	ION Trading Finance Ltd., 2024 Dollar Term Loan, 9.016% (Term SOFR + 400 bps), 4/1/28	422,545
	Total Internet Financial Services	$ 833,004

Investment Management & Advisory Services — 2.3%
642,934	Allspring Buyer LLC, Initial Term Loan, 8.137% (Term SOFR + 325 bps), 11/1/28	$ 646,631
320,000(b)	CPI Holdco B LLC, Incremental Term Loan B, 5/16/31	321,600
583,519	Edelman Financial Engines Center LLC, 2024 Refinancing Term Loan, 7.823% (Term SOFR + 325 bps), 4/7/28	587,765
245,899	Focus Financial Partners LLC, Initial Term Loan, 7.823% (Term SOFR + 325 bps), 9/11/31	248,435
The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Principal Amount USD ($)		Value
Investment Management & Advisory Services — (continued)
190,000	GTCR Everest Borrower LLC, Initial Term Loan, 7.604% (Term SOFR + 300 bps), 9/5/31	$ 191,306
1,037,836	Russell Investments US Institutional Holdco, Inc., 2027 Term Loan, 9.585% (Term SOFR + 500 bps), 5/30/27	981,729
	Total Investment Management & Advisory Services	$ 2,977,466

Lasers-System & Components — 0.6%
767,402	Coherent Corp., Term B1 Loan, 7.073% (Term SOFR + 250 bps), 7/2/29	$ 772,870
	Total Lasers-Syst/Components	$ 772,870

Lottery Services — 0.6%
788,000	Scientific Games Holdings LP, 2024 Refinancing Dollar Term Loan, 7.59% (Term SOFR + 300 bps), 4/4/29	$ 791,546
	Total Lottery Services	$ 791,546

Machinery-Electrical — 0.4%
490,000	Dynamo Midco B.V., USD Facility B, 8.245% (Term SOFR + 400 bps), 9/30/31	$ 495,819
	Total Machinery-Electrical	$ 495,819

Medical Diagnostic Imaging — 0.9%
1,071,990	US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.), Amendment No. 3 Replacement Term Loan, 9.354% (Term SOFR + 475 bps), 12/15/27	$ 1,083,246
	Total Medical Diagnostic Imaging	$ 1,083,246

Medical Information Systems — 1.4%
784,285	athenahealth Group, Inc., Initial Term Loan, 7.823% (Term SOFR + 325 bps), 2/15/29	$ 788,534
967,500	One Call Corp., First Lien Term B Loan, 10.387% (Term SOFR + 550 bps), 4/22/27	946,537
	Total Medical Information Systems	$ 1,735,071

Medical Labs & Testing Services — 2.5%
714,375	Charlotte Buyer, Inc., First Lien First Refinancing Term Loan, 9.372% (Term SOFR + 475 bps), 2/11/28	$ 721,023
977,200	eResearchTechnology, Inc., First Lien Tranche B-1 Term Loan, 8.573% (Term SOFR + 400 bps), 2/4/27	985,140
988,644	Phoenix Guarantor Inc., First Lien Tranche B-4 Term Loan, 7.823% (Term SOFR + 325 bps), 2/21/31	997,642
494,897	U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 9.036% (Term SOFR + 425 bps), 10/1/28	494,313
	Total Medical Labs & Testing Services	$ 3,198,118

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value
	Medical Products — 0.8%
57,033(b)	Hanger, Inc., Delayed Draw Term Loan, (Term SOFR + 350 bps), 10/23/31	$ 57,661
982,116(b)	Hanger, Inc., Initial Term Loan, 8.073% (Term SOFR + 350 bps), 10/23/31	992,919
	Total Medical Products	$ 1,050,580

	Medical-Drugs — 2.6%
958,991(b)	Bausch Health Companies Inc., Second Amendment Term Loan, 2/1/27	$ 946,884
500,000	Endo Finance Holdings, Inc., 2024 Refinancing Term Loan, 8.573% (Term SOFR + 400 bps), 4/23/31	501,354
527,350	Financiere Mendel, Additional Term USD Facility 1, 7.772% (Term SOFR + 325 bps), 11/8/30	531,964
714,561	Jazz Pharmaceuticals, Inc., Tranche B-2 Dollar Term Loan, 6.823% (Term SOFR + 225 bps), 5/5/28	718,709
705,883	Padagis LLC, Term B Loan, 9.596% (Term SOFR + 475 bps), 7/6/28	667,941
	Total Medical-Drugs	$ 3,366,852

	Medical-Generic Drugs — 1.0%
907,656	Amneal Pharmaceuticals LLC, Initial Term Loan, 10.073% (Term SOFR + 550 bps), 5/4/28	$ 930,348
355,175	Perrigo Company Plc, Initial Term B Loan, 6.923% (Term SOFR + 225 bps), 4/20/29	355,618
	Total Medical-Generic Drugs	$ 1,285,966

	Medical-Hospitals — 1.3%
264,050	EyeCare Partners LLC, Tranche B Term Loan, 5.717% (Term SOFR + 100 bps), 11/30/28	$ 197,872
972,490	Knight Health Holdings LLC, Term B Loan, 9.937% (Term SOFR + 525 bps), 12/23/28	596,258
892,762	LifePoint Health, Inc., First Lien 2024 Incremental Term Loan, 8.632% (Term SOFR + 400 bps), 5/17/31	896,389
	Total Medical-Hospitals	$ 1,690,519

	Medical-Wholesale Drug Distribution — 1.4%
443,250	CVET Midco 2 LP, First Lien Initial Term Loan, 9.604% (Term SOFR + 500 bps), 10/13/29	$ 421,918
1,478,811	Gainwell Acquisition Corp., First Lien Term B Loan, 8.704% (Term SOFR + 400 bps), 10/1/27	1,420,028
	Total Medical-Wholesale Drug Distribution	$ 1,841,946

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Principal Amount USD ($)		Value
Metal Processors & Fabrication — 1.1%
727,219(b)	Grinding Media Inc., First Lien Term Loan B, 10/12/28	$ 728,583
724,224	WireCo WorldGroup, Inc., 2023 Refinancing Term Loan, 8.382% (Term SOFR + 375 bps), 11/13/28	710,645
	Total Metal Processors & Fabrication	$ 1,439,228

Metal-Aluminum — 1.1%
1,430,846	Arsenal AIC Parent LLC, 2024-A Refinancing Term B Loan, 7.823% (Term SOFR + 325 bps), 8/18/30	$ 1,444,439
	Total Metal-Aluminum	$ 1,444,439

Mining Services — 0.1%
177,526	Flame NewCo LLC, First Lien New Money Exit Term Loan, 6.673% (Term SOFR + 210 bps), 6/30/28	$ 173,975
	Total Mining Services	$ 173,975

Non-hazardous Waste Disposal — 0.4%
496,000	Tidal Waste & Recycling Holdings LLC, Term Loan B, 8.073% (Term SOFR + 350 bps), 10/3/31	$ 497,860
	Total Non-hazardous Waste Disposal	$ 497,860

Office Automation & Equipment — 0.7%
868,500	Pitney Bowes, Inc., Refinancing Tranche B Term Loan, 8.687% (Term SOFR + 400 bps), 3/17/28	$ 873,928
	Total Office Automation & Equipment	$ 873,928

Oil & Gas Drilling — 0.6%
700,000	WaterBridge Midstream Operating LLC, Term Loan B, 9.393% (Term SOFR + 475 bps), 6/27/29	$ 701,968
	Total Oil & Gas Drilling	$ 701,968

Pastoral & Agricultural — 0.5%
632,125	Alltech, Inc., Term B Loan, 8.687% (Term SOFR + 400 bps), 10/13/28	$ 635,944
	Total Pastoral & Agricultural	$ 635,944

Pharmacy Services — 0.3%
340,375	Option Care Health, Inc., 2021 First Lien Refinancing Term Loan, 6.823% (Term SOFR + 225 bps), 10/27/28	$ 342,821
	Total Pharmacy Services	$ 342,821

Physical Practice Management — 0.3%
424,132	Sound Inpatient Physicians, Inc., Tranche B Term Loan, 8.365% (Term SOFR + 350 bps), 6/28/28	$ 388,081
	Total Physical Practice Management	$ 388,081

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value
	Physical Therapy & Rehabilitation Centers — 2.1%
914,667	Summit Behavioral Healthcare LLC, First Lien Tranche B-1 Term Loan, 8.764% (Term SOFR + 425 bps), 11/24/28	$ 834,633
2,151,533	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 9.097% (Term SOFR + 425 bps), 11/20/26	1,805,496
	Total Physical Therapy & Rehabilitation Centers	$ 2,640,129

	Pipelines — 3.6%
1,057,188	Brazos Delaware II LLC, Refinancing Term Loan, 8.255% (Term SOFR + 350 bps), 2/11/30	$ 1,066,438
646,708	Buckeye Partners LP, 2024 Tranche B-4 Term Loan, 6.573% (Term SOFR + 200 bps), 11/22/30	648,999
352,000	Epic Crude Services LP, Term Loan , 7.656% (Term SOFR + 300 bps), 10/15/31	354,948
208,609	GIP Pilot Acquisition Partners LP, Amendment No. 1 Refinancing Term Loan, 7.09% (Term SOFR + 250 bps), 10/4/30	210,434
466,242	M6 ETX Holdings II MidCo LLC, Initial Term Loan, 9.173% (Term SOFR + 450 bps), 9/19/29	469,447
920,375	NGL Energy Operating LLC, Initial Term Loan, 8.323% (Term SOFR + 375 bps), 2/3/31	925,552
953,261	Traverse Midstream Partners LLC, Advance, 8.085% (Term SOFR + 300 bps), 2/16/28	961,007
	Total Pipelines	$ 4,636,825

	Printing-Commercial — 0.3%
383,075	Cimpress Plc, 2024 Refinancing Tranche B-1 Term Loan, 7.573% (Term SOFR + 300 bps), 5/17/28	$ 385,709
	Total Printing-Commercial	$ 385,709

	Professional Sports — 0.4%
350,804	Formula One Management Ltd., Facility B, 6.604% (Term SOFR + 200 bps), 9/30/31	$ 352,047
175,402(b)	Formula One Management Ltd., Incremental Term Facility, 9/10/31	176,023
	Total Professional Sports	$ 528,070

	Property & Casualty Insurance — 2.5%
308,512	Asurion LLC, First Lien New B-12 Term Loan, 8.823% (Term SOFR + 425 bps), 9/19/30	$ 308,994
792,580	Asurion LLC, New B-10 Term Loan, 8.673% (Term SOFR + 400 bps), 8/19/28	794,562
243,698	Asurion LLC, New B-11 Term Loan, 8.923% (Term SOFR + 425 bps), 8/19/28	245,008
The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Principal Amount USD ($)		Value
Property & Casualty Insurance — (continued)
482,500	Asurion LLC, New B-9 Term Loan, 7.937% (Term SOFR + 325 bps), 7/31/27	$ 482,953
1,348,379	Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2024 Term Loan, 7.585% (Term SOFR + 300 bps), 7/31/31	1,358,703
	Total Property & Casualty Insurance	$ 3,190,220

Protection-Safety — 0.5%
656,704	Prime Security Services Borrower LLC, 2024 First Lien Refinancing Term B-1 Loan, 6.906% (Term SOFR + 225 bps), 10/13/30	$ 659,076
	Total Protection-Safety	$ 659,076

Publishing — 1.8%
845,750	Cengage Learning, Inc., Term Loan B, 8.014% (Term SOFR + 375 bps), 3/22/31	$ 850,376
784,000	Houghton Mifflin Harcourt Co., First Lien Term B Loan, 9.923% (Term SOFR + 525 bps), 4/9/29	772,240
652,059	McGraw-Hill Education, Inc., 2024 Term Loan, 8.604% (Term SOFR + 400 bps), 8/6/31	660,698
	Total Publishing	$ 2,283,314

Publishing-Periodicals — 0.3%
365,646	MJH Healthcare Holdings LLC, 2024 Refinancing Term B Loan, 7.923% (Term SOFR + 325 bps), 1/28/29	$ 366,789
	Total Publishing-Periodicals	$ 366,789

Recreational Centers — 1.9%
917,700	Bulldog Purchaser Inc., First Lien Term Loan, 8.854% (Term SOFR + 425 bps), 6/30/31	$ 924,869
1,374,343	Fitness International LLC, Term B Loan, 9.923% (Term SOFR + 525 bps), 2/12/29	1,381,501
175,000	Life Time, Inc., Term Loan B, 7.152% (Term SOFR + 250 bps), 10/22/31	176,148
	Total Recreational Centers	$ 2,482,518

Recycling — 0.6%
823,104	LTR Intermediate Holdings, Inc., Initial Term Loan, 9.187% (Term SOFR + 450 bps), 5/5/28	$ 818,989
	Total Recycling	$ 818,989

REITS-Storage — 0.2%
188,575	Iron Mountain Information Management LLC, Amendment No.1 Incremental Term B Loan, 6.573% (Term SOFR + 200 bps), 1/31/31	$ 189,636
	Total REITS-Storage	$ 189,636

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value
	Rental Auto & Equipment — 0.9%
688,275	Albion Financing 3 S.a r.l. (Albion Financing LLC), 2024 Amended U.S. Dollar Term Loan, 9.096% (Term SOFR + 432 bps), 8/16/29	$ 695,588
415,784	Hertz Corp., Initial Term B Loan, 8.187% (Term SOFR + 350 bps), 6/30/28	370,271
80,991	Hertz Corp., Initial Term C Loan, 8.187% (Term SOFR + 350 bps), 6/30/28	72,125
	Total Rental Auto & Equipment	$ 1,137,984

	Retail — 6.2%
529,499	Great Outdoors Group LLC, Term B-2 Loan, 8.437% (Term SOFR + 375 bps), 3/6/28	$ 532,726
670,732	Harbor Freight Tools USA, Inc., Replacement Term Loan, 7.241% (Term SOFR + 250 bps), 6/11/31	662,881
997,251	Highline Aftermarket Acquisition LLC, 2024-1 First Lien Refinancing Term Loan, 8.573% (Term SOFR + 400 bps), 11/9/27	1,003,484
723,365	Kodiak BP LLC, 2024-1 Term Loan, 8.323% (Term SOFR + 375 bps), 3/12/28	725,343
969,333(b)	Kodiak BP LLC, Term Loan B, 11/26/31	971,756
149,625	MI Windows and Doors LLC, Term B-2 Loan, 7.573% (Term SOFR + 300 bps), 3/28/31	151,152
1,015,875	Michaels Cos, Inc., Term Loan B, 9.115% (Term SOFR + 425 bps), 4/15/28	755,049
969,191	Petco Health & Wellness Co., Inc., First Lien Initial Term Loan, 8.115% (Term SOFR + 325 bps), 3/3/28	929,454
1,015,875	PetSmart LLC, Initial Term Loan, 8.423% (Term SOFR + 375 bps), 2/11/28	1,017,526
1,218,815	RVR Dealership Holdings LLC, Term Loan, 8.504% (Term SOFR + 375 bps), 2/8/28	1,134,260
	Total Retail	$ 7,883,631

	Retail-Catalog Shopping — 0.3%
487,918	Medical Solutions Holdings, Inc., First Lien Initial Term Loan, 8.185% (Term SOFR + 350 bps), 11/1/28	$ 342,588
	Total Retail-Catalog Shopping	$ 342,588

	Retail-Misc/Diversified — 0.6%
398,000	Peer Holding III B.V., Facility B4, 7.854% (Term SOFR + 325 bps), 10/28/30	$ 401,607
360,000	Peer Holding III B.V., USD Additional Facility 2, 7.604% (Term SOFR + 300 bps), 7/1/31	362,850
	Total Retail-Misc/Diversified	$ 764,457

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Principal Amount USD ($)		Value
Retail-Restaurants — 0.5%
383,040	1011778 B.C. Unlimited Liability Co., Term B-6 Loan, 6.323% (Term SOFR + 175 bps), 9/20/30	$ 383,236
250,000	Raising Cane’s Restaurants LLC, Initial Term Loan, 6.61% (Term SOFR + 200 bps), 9/18/31	251,437
	Total Retail-Restaurants	$ 634,673

Schools — 0.3%
421,580	Fugue Finance LLC, Existing Term Loan, 8.514% (Term SOFR + 400 bps), 1/31/28	$ 425,137
	Total Schools	$ 425,137

Security Services — 2.6%
1,386,457	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC), Initial U.S. Dollar Term Loan, 8.423% (Term SOFR + 375 bps), 5/12/28	$ 1,397,072
1,949,859	Garda World Security Corp., Tenth Additional Term Loan, 8.109% (Term SOFR + 350 bps), 2/1/29	1,974,232
	Total Security Services	$ 3,371,304

Telecom Services — 0.8%
1,009,000	Windstream Services LLC, 2024 Term Loan, 9.506% (Term SOFR + 475 bps), 10/1/31	$ 1,019,090
	Total Telecom Services	$ 1,019,090

Telephone-Integrated — 0.8%
500,000	Level 3 Financing, Inc., Term B-1, 11.133% (Term SOFR + 656 bps), 4/15/29	$ 512,187
500,000	Level 3 Financing, Inc., Term B-2, 11.133% (Term SOFR + 656 bps), 4/15/30	511,920
	Total Telephone-Integrated	$ 1,024,107

Television — 0.2%
289,275	Gray Television, Inc., Term F Loan, 9.922% (Term SOFR + 525 bps), 6/4/29	$ 274,585
	Total Television	$ 274,585

Theaters — 1.4%
1,190,146	Cirque du Soleil Canada, Inc., Refinancing Term Loan, 8.354% (Term SOFR + 375 bps), 3/8/30	$ 1,171,302
675,000(b)	Crown Finance US, Inc., Term Loan B, 10/31/31	673,418
	Total Theaters	$ 1,844,720

Transportation Services — 2.8%
1,477,000	AIT Worldwide Logistics Holdings, Inc., Add-on TLB, 9.48% (Term SOFR + 475 bps), 4/5/30	$ 1,492,231
1,008,068	Carriage Purchaser, Inc., Term B Loan, 8.573% (Term SOFR + 400 bps), 10/2/28	1,013,990
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value
	Transportation Services — (continued)
368,322	First Student Bidco Inc., TLB-2 Loan, 7.704% (Term SOFR + 300 bps), 7/21/28	$ 370,595
532,107	First Student Bidco, Inc., Initial Term B Loan, 7.865% (Term SOFR + 300 bps), 7/21/28	535,377
162,725	First Student Bidco, Inc., Initial Term C Loan, 7.865% (Term SOFR + 300 bps), 7/21/28	163,725
	Total Transportation Services	$ 3,575,918

	Transport-Rail — 0.3%
332,000	Genesee & Wyoming Inc., Initial Term Loan, 6.604% (Term SOFR + 200 bps), 4/10/31	$ 333,153
	Total Transport-Rail	$ 333,153

	Veterinary Diagnostics — 0.8%
340,081	Elanco Animal Health Inc., Term Loan, 6.522% (Term SOFR + 175 bps), 8/1/27	$ 340,383
701,512	Southern Veterinary Partners LLC, First Lien 2024-2 New Term Loan, 7.995% (Term SOFR + 375 bps), 10/5/27	708,308
	Total Veterinary Diagnostics	$ 1,048,691

	Total Senior Secured Floating Rate Loan Interests (Cost $162,900,887)	$161,181,785

Shares
Common Stocks — 0.9% of Net Assets
Construction & Engineering — 0.0% †
9,729(d)	LB New Holdco	$ 43,781
	Total Construction & Engineering	$ 43,781

Metals & Mining — 0.0% †
2,625(d)	Flame Co.	$ 10,828
	Total Metals & Mining	$ 10,828

Passenger Airlines — 0.7%
40,684(d)	Grupo Aeromexico SAB de CV	$ 885,488
	Total Passenger Airlines	$ 885,488

Pharmaceuticals — 0.2%
7,594(d)	Endo, Inc.	$ 173,143
	Total Pharmaceuticals	$ 173,143

	Total Common Stocks (Cost $924,114)	$ 1,113,240

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Principal Amount USD ($)		Value
	Asset Backed Securities — 2.3% of Net Assets
1,000,000(a)	Assurant CLO IV, Ltd., Series 2019-4A, Class E, 11.879% (3 Month Term SOFR + 726 bps), 4/20/30 (144A)	$ 997,849
1,000,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3, Class G, 9.812%, 2/26/29 (144A)	1,016,192
1,000,000(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A, Class DRR, 11.778% (3 Month Term SOFR + 726 bps), 2/14/31 (144A)	994,771
	Total Asset Backed Securities (Cost $2,998,829)	$ 3,008,812

	Collateralized Mortgage Obligations—2.1% of Net Assets
370,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 10.734% (SOFR30A + 600 bps), 10/25/41 (144A)	$ 389,023
230,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA7, Class B2, 12.534% (SOFR30A + 780 bps), 11/25/41 (144A)	248,775
490,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA3, Class B2, 10.984% (SOFR30A + 625 bps), 9/25/41 (144A)	514,770
250,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA1, Class B2, 11.834% (SOFR30A + 710 bps), 1/25/42 (144A)	267,321
320,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA2, Class B2, 13.234% (SOFR30A + 850 bps), 2/25/42 (144A)	352,668
710,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.349% (SOFR30A + 1,061 bps), 2/25/47 (144A)	863,143
	Total Collateralized Mortgage Obligations (Cost $2,454,431)	$ 2,635,700

	Commercial Mortgage-Backed Securities—1.0% of Net Assets
478,794(a)	BX Trust, Series 2022-PSB, Class F, 11.942% (1 Month Term SOFR + 733 bps), 8/15/39 (144A)	$ 483,253
37,119(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 11.214% (SOFR30A + 636 bps), 1/25/27 (144A)	33,742
1,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E, 3.00%, 5/15/48 (144A)	770,935
	Total Commercial Mortgage-Backed Securities (Cost $1,321,364)	$ 1,287,930

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value
Corporate Bonds — 9.5% of Net Assets
Advertising — 0.4%
500,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	$ 482,072
	Total Advertising	$ 482,072

Banks — 0.9%
1,000,000(e)(f)	Citigroup, Inc., 4.70% (SOFR + 323 bps)	$ 995,569
255,000(e)(f)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	208,036
	Total Banks	$ 1,203,605

Chemicals — 1.1%
250,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 239,998
500,000	NOVA Chemicals Corp., 7.00%, 12/1/31 (144A)	510,964
300,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	297,089
390,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	359,259
	Total Chemicals	$ 1,407,310

Commercial Services — 0.4%
500,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	$ 474,637
	Total Commercial Services	$ 474,637

Electric — 0.6%
500,000	Alpha Generation LLC, 6.75%, 10/15/32 (144A)	$ 506,572
300,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	286,258
	Total Electric	$ 792,830

Internet — 0.4%
500,000	Acuris Finance US, Inc./Acuris Finance Sarl, 9.00%, 8/1/29 (144A)	$ 487,250
	Total Internet	$ 487,250

Iron & Steel — 0.3%
500,000	Metinvest BV, 7.75%, 10/17/29 (144A)	$ 357,945
	Total Iron & Steel	$ 357,945

Lodging — 0.7%
500,000	Melco Resorts Finance, Ltd., 5.375%, 12/4/29 (144A)	$ 455,708
500,000	Station Casinos LLC, 4.50%, 2/15/28 (144A)	477,678
	Total Lodging	$ 933,386

Media — 0.8%
300,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.25%, 1/15/29	$ 266,694
The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Principal Amount USD ($)		Value
Media — (continued)
200,000	CSC Holdings LLC, 11.75%, 1/31/29 (144A)	$ 198,373
510,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	514,874
	Total Media	$ 979,941

Mining — 0.7%
925,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	$ 951,563
	Total Mining	$ 951,563

Oil & Gas — 0.4%
600,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.875%, 5/15/34 (144A)	$ 580,453
	Total Oil & Gas	$ 580,453

Pipelines — 0.2%
300,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	$ 278,669
	Total Pipelines	$ 278,669

Real Estate — 0.3%
390,000	Kennedy-Wilson, Inc., 5.00%, 3/1/31	$ 350,623
	Total Real Estate	$ 350,623

REITs — 0.7%
390,000	Starwood Property Trust, Inc., 7.25%, 4/1/29 (144A)	$ 401,586
500,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	531,197
	Total REITs	$ 932,783

Software — 0.8%
500,000	Central Parent Inc/CDK Global, Inc., 7.25%, 6/15/29 (144A)	$ 502,570
500,000	Cloud Software Group, Inc., 6.50%, 3/31/29 (144A)	491,178
	Total Software	$ 993,748

Telecommunications — 0.8%
275,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	$ 301,812
500,000	Windstream Services LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	503,923
180,000	Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/1/31 (144A)	187,934
	Total Telecommunications	$ 993,669

	Total Corporate Bonds (Cost $11,972,531)	$ 12,200,484

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
Principal Amount USD ($)		Value

	Insurance-Linked Securities — 1.4% of Net Assets#
	Event Linked Bonds — 1.4%
	Multiperil – U.S. — 0.8%
250,000(a)	Matterhorn Re, 10.00%, (SOFR + 525 bps), 3/24/25 (144A)	$ 252,000
250,000(a)	Residential Re, 9.743%, (3 Month U.S. Treasury Bill + 0 bps), 12/6/28 (144A)	249,991
250,000(a)	Residential Re, 10.543%, (3 Month U.S. Treasury Bill + 605 bps), 12/6/25 (144A)	246,175
250,000(a)	Sanders Re III, 7.89%, (3 Month U.S. Treasury Bill + 341 bps), 4/7/26 (144A)	249,425
		$ 997,591

	Windstorm – North Carolina — 0.2%
250,000(a)	Cape Lookout Re, 14.083%, (3 Month U.S. Treasury Bill + 959 bps), 3/28/25 (144A)	$ 254,375
	Windstorm – U.S. — 0.2%
250,000(a)	Bonanza Re, 9.423%, (3 Month U.S. Treasury Bill + 493 bps), 12/23/24 (144A)	$ 249,500
	Windstorm – U.S. Regional — 0.2%
250,000(a)	Commonwealth Re, 8.248%, (3 Month U.S. Treasury Bill + 376 bps), 7/8/25 (144A)	$ 254,100
	Total Event Linked Bonds	$ 1,755,566

Face Amount USD ($)
Reinsurance Sidecars — 0.0% †
Multiperil – U.S. — 0.0% †
250,000(d)(g) +	Harambee Re 2018, 12/31/24	$ 125
250,000(g) +	Harambee Re 2019, 12/31/24	—
$ 125

Multiperil – Worldwide — 0.0% †
12,278(g) +	Alturas Re 2022-2, 12/31/27	$ 798
199,590(d)(g) +	Lorenz Re 2019, 6/30/25	1,816
$ 2,614

	Total Reinsurance Sidecars	$ 2,739

	Total Insurance-Linked Securities (Cost $1,784,502)	$ 1,758,305

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Shares		Value
SHORT TERM INVESTMENTS — 8.5% of Net Assets
Open-End Fund — 8.5%
10,863,350(h)	Dreyfus Government Cash Management, Institutional Shares, 4.52%	$ 10,863,350
$ 10,863,350

	TOTAL SHORT TERM INVESTMENTS (Cost $10,863,350)	$ 10,863,350

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 151.8% (Cost $195,220,008)	$ 194,049,606
	OTHER ASSETS AND LIABILITIES — (51.8)%	$ (66,184,595)
	net assets — 100.0%	$ 127,865,011

bps	Basis Points.
CMT	Constant Maturity Treasury.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At November 30, 2024, the value of these securities amounted to $19,067,570, or 14.9% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at November 30, 2024.
(b)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(c)	Security is in default.
(d)	Non-income producing security.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at November 30, 2024.
(g)	Issued as preference shares.
(h)	Rate periodically changes. Rate disclosed is the 7-day yield at November 30, 2024.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Annual Report
 |
11/30/24

Schedule of Investments  |  11/30/24
(continued)
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2022-2	4/11/2023	$ —	$ 798
Bonanza Re	10/25/2024	249,804	249,500
Cape Lookout Re	3/16/2022	250,000	254,375
Commonwealth Re	6/15/2022	250,000	254,100
Harambee Re 2018	12/19/2017	4,346	125
Harambee Re 2019	12/20/2018	—	—
Lorenz Re 2019	6/26/2019	30,352	1,816
Matterhorn Re	3/10/2022	250,000	252,000
Residential Re	10/28/2021	250,000	246,175
Residential Re	11/4/2024	250,000	249,991
Sanders Re III	3/22/2022	250,000	249,425
Total Restricted Securities			$1,758,305
% of Net assets			1.4%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	12,195,000	USD	600,226	HSBC Bank NA	12/20/24	$ (1,572)
USD	1,080,785	MXN	21,225,000	HSBC Bank NA	12/20/24	38,847
USD	468,704	MXN	9,164,481	Morgan Stanley & Co., LLC	12/20/24	18,819
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ 56,094
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
MXN — Mexican Peso
USD — United States Dollar
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended November 30, 2024, aggregated $121,370,501 and $120,349,147, respectively.
The accompanying notes are an integral part of these financial statements.

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At November 30, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $195,431,639 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 3,068,414
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,447,987)
Net unrealized depreciation	$(1,379,573)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of November 30, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$161,181,785	$ —	$161,181,785
Common Stocks
Construction & Engineering	—	43,781	—	43,781
Metals & Mining	—	10,828	—	10,828
Passenger Airlines	—	885,488	—	885,488
Pharmaceuticals	173,143	—	—	173,143
Asset Backed Securities	—	3,008,812	—	3,008,812
Collateralized Mortgage Obligations	—	2,635,700	—	2,635,700
Commercial Mortgage-Backed Securities	—	1,287,930	—	1,287,930
Corporate Bonds	—	12,200,484	—	12,200,484
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – U.S.	—	—	125	125
Multiperil – Worldwide	—	—	2,614	2,614
All Other Insurance-Linked Securities	—	1,755,566	—	1,755,566
Open-End Fund	10,863,350	—	—	10,863,350
Total Investments in Securities	$ 11,036,493	$ 183,010,374	$ 2,739	$ 194,049,606
The accompanying notes are an integral part of these financial statements.
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Schedule of Investments  |  11/30/24
(continued)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Credit Agreement (a)	$ —	$ (60,000,000)	$ —	$ (60,000,000)
Net unrealized appreciation on forward foreign currency exchange contracts	—	56,094	—	56,094
Total Other Financial Instruments	$ —	$ (59,943,906)	$ —	$ (59,943,906)
(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
Transfers are calculated on the beginning of period values. During the year ended November 30, 2024 a security valued at $639,476 was transferred from Level 3 to Level 2, due to valuing the security using observable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities  |  11/30/24
ASSETS:
Investments in unaffiliated issuers, at value (cost $195,220,008)	$194,049,606
Cash	158,979
Unrealized appreciation on unfunded loan commitments	2,484
Unrealized appreciation on forward foreign currency exchange contracts	57,666
Distributions paid in advance	1,051,869
Receivables —
Investment securities sold	2,410,354
Dividends	40,599
Interest	1,131,006
Other assets	2,192
Total assets	$198,904,755
LIABILITIES:
Foreign currency due to custodian	$ 1,734
Payables —
Credit agreement	60,000,000
Investment securities purchased	9,462,797
Distributions	1,051,869
Directors’ fees	1,679
Interest expense	302,100
Unrealized depreciation on forward foreign currency exchange contracts	1,572
Management fees	17,951
Administrative expenses	15,229
Accrued expenses	184,813
Total liabilities	$ 71,039,744
NET ASSETS:
Paid-in capital	$207,765,166
Distributable earnings (loss)	(79,900,155)
Net assets	$ 127,865,011
NET ASSET VALUE PER SHARE:
Based on $127,865,011/12,374,933 shares	$ 10.33
The accompanying notes are an integral part of these financial statements.
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Statement of Operations
FOR THE YEAR ENDED 11/30/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$17,961,730
Dividends from unaffiliated issuers	329,566
Total Investment Income		$18,291,296
EXPENSES:
Management fees	$ 1,314,570
Administrative expenses	48,151
Transfer agent fees	16,780
Stockholder communications expense	31,690
Custodian fees	16,095
Professional fees	246,053
Officers’ and Directors’ fees	9,446
Insurance expense	2,193
Interest expense	3,927,799
Miscellaneous	233,171
Total expenses		$ 5,845,948
Net investment income		$12,445,348
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (2,884,933)
Forward foreign currency exchange contracts	30,063
Other assets and liabilities denominated in foreign currencies	5,206	$ (2,849,664)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 6,972,768
Forward foreign currency exchange contracts	70,092
Unfunded loan commitments	8,809
Other assets and liabilities denominated in foreign currencies	(24)	$ 7,051,645
Net realized and unrealized gain (loss) on investments		$ 4,201,981
Net increase in net assets resulting from operations		$16,647,329
The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets
	Year Ended 11/30/24	Year Ended 11/30/23
FROM OPERATIONS:
Net investment income (loss)	$ 12,445,348	$ 14,008,068
Net realized gain (loss) on investments	(2,849,664)	(7,583,525)
Change in net unrealized appreciation (depreciation) on investments	7,051,645	9,337,316
Net increase in net assets resulting from operations	$ 16,647,329	$ 15,761,859
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
($1.10 and $1.07 per share, respectively)	$ (13,643,364)	$ (13,272,116)
Total distributions to common stockholders	$ (13,643,364)	$ (13,272,116)
Net increase in net assets	$ 3,003,965	$ 2,489,743
NET ASSETS:
Beginning of year	$124,861,046	$122,371,303
End of year	$ 127,865,011	$ 124,861,046
The accompanying notes are an integral part of these financial statements.
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Statement of Cash Flows
FOR THE YEAR ENDED 11/30/24
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$ 16,647,329
Adjustments to reconcile net increase in net assets resulting from operations to net cash:
Purchases of investment securities	$(153,301,167)
Proceeds from disposition and maturity of investment securities	158,460,440
Net purchases of short term investments	(2,205,213)
Net accretion and amortization of discount/premium on investment securities	(986,564)
Net realized loss on investments in unaffiliated issuers	2,884,933
Change in unrealized appreciation on investments in unaffiliated issuers	(6,972,768)
Change in unrealized appreciation on forward foreign currency exchange contracts	(70,092)
Change in unrealized appreciation on unfunded loan commitments	(8,809)
Change in unrealized depreciation on other assets and liabilities denominated in foreign currencies	24
Increase in dividends receivable	(40,599)
Decrease in interest receivable	205,540
Increase in distributions paid in advance	(1,051,869)
Increase in other assets	(2,192)
Increase in management fees payable	7,266
Decrease in administrative expenses payable	(4,744)
Decrease in accrued expenses payable	(12,454)
Net cash from operating activities	$ 13,549,061
Cash Flows Used In Financing Activities:
Borrowings repaid	(1,200,000)
Foreign currency due to custodian	1,734
Increase in interest expense payable	290,250
Distributions to stockholders	(12,591,495)
Net cash flows used in financing activities	$ (13,499,511)
Cash Impact From Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$ (24)
NET INCREASE (DECREASE) IN CASH	$ 49,526
Cash:
Beginning of year*	$ 109,453
End of year	$ 158,979
Cash Flow Information:
Cash paid for interest	$ 3,637,549
*	The following table provides a reconciliation of cash reported in the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year Ended 11/30/24	Year Ended 11/30/23
Cash	$158,979	$109,453
Total cash shown in the Statement of Cash Flows	$158,979	$109,453
The accompanying notes are an integral part of these financial statements

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Financial Highlights

	Year Ended 11/30/24	Year Ended 11/30/23	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20
Per Share Operating Performance
Net asset value, beginning of period	$ 10.09	$ 9.89	$ 11.58	$ 11.17	$ 11.83
Increase (decrease) from investment operations:(a)
Net investment income (loss)	$ 1.01	$ 1.13	$ 0.83	$ 0.73	$ 0.68
Net realized and unrealized gain (loss) on investments	0.33	0.14	(1.77)	0.24	(0.60)
Net increase (decrease) from investment operations	$ 1.34	$ 1.27	$ (0.94)	$ 0.97	$ 0.08
Accretion to net asset value due to tender offer	—	—	—	0.17(b)	—
Distributions to stockholders:
Net investment income and previously undistributed net investment income	$ (1.10)(c)	$ (1.07)	$ (0.75)	$ (0.70)	$ (0.74)(c)
Tax return of capital	—	—	—	(0.03)	—
Total distributions	$ (1.10)	$ (1.07)	$ (0.75)	$ (0.73)	$ (0.74)
Net increase (decrease) in net asset value	$ 0.24	$ 0.20	$ (1.69)	$ 0.41	$ (0.66)
Net asset value, end of period	$ 10.33	$ 10.09	$ 9.89	$ 11.58	$ 11.17
Market value, end of period	$ 9.87	$ 8.99	$ 8.99	$ 11.90	$ 10.73
Total return at net asset value(d)	14.59%	15.06%	(7.72)%	10.54%	1.89%
Total return at market value(d)	22.88%	12.79%	(18.38)%	18.25%	9.96%
Ratios to average net assets of stockholders:
Total expenses plus interest expense(e)	4.58%	4.25%	2.45%	1.97%	2.58%
Net investment income available to stockholders	9.75%	11.28%	7.70%	6.25%	6.26%
Portfolio turnover rate	67%	35%	23%	51%	73%
Net assets, end of period (in thousands)	$127,865	$124,861	$122,371	$143,233	$276,234
Total amount of debt outstanding (in thousands)	$ 60,000	$ 61,200	$ 58,700	$ 69,450	$105,450
Asset coverage per $1,000 of indebtedness	$ 3,131	$ 3,040	$ 3,085	$ 3,062	$ 3,620
(a)	The common share data presented above is based on the average shares outstanding for the period presented.
(b)	See Notes to the Financial Statements Note 10. for additional information.
(c)	The amount of distributions made to stockholders during the year were in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV”). A portion of the accumulated net investment income was distributed to stockholders during the year.
(d)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(e)	Includes interest expense of 3.08%, 2.85%, 1.11%, 0.47% and 0.70%, respectively.
The accompanying notes are an integral part of these financial statements.
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11/30/24

Notes to Financial Statements  |  11/30/24
1. Organization and Signiﬁcant Accounting Policies
Pioneer Floating Rate Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on October 6, 2004. Prior to commencing operations on December 28, 2004, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a Fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a “limited derivatives user”). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280). Effective for fiscal years beginning after December 15, 2023, the amendments enhance required disclosures of segment information for public entities. Management is currently evaluating the impact of the ASU but does not expect a material impact to the financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported

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amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
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Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

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B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
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D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its stockholders. Therefore, no provision for federal income taxes is required. As of November 30, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to stockholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At November 30, 2024, the Fund reclassified $2,794 to increase distributable earnings and $2,794 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At November 30, 2024, the Fund was permitted to carry forward indefinitely $7,282,146 of short-term losses and $71,258,154 of long-term losses.
The tax character of distributions paid during the years ended November 30, 2024 and November 30, 2023, was as follows:
	2024	2023
Distributions paid from:
Ordinary income	$13,643,364	$13,272,116
Total	$13,643,364	$13,272,116

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The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2024:
2024
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,071,587
Capital loss carryforward	(78,540,300)
Other book/tax temporary differences	(1,051,869)
Net unrealized depreciation	(1,379,573)
Total	$(79,900,155)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to passive foreign investment companies, cost basis adjustments on defaulted securities, book tax differences on amortization and accretion, and the mark to market of foreign currency contracts.
E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local
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and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.

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If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other
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countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans. For purposes of the Fund’s investment policies, senior floating rate loans include funds that invest primarily in senior floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered

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Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to effect share purchases, or sales or receive distributions, loss of or unauthorized access to private stockholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and
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losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
F.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at November 30, 2024 are listed in the Schedule of Investments.
G.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but

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there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.	Automatic Dividend Reinvestment Plan
All stockholders whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Stockholders may elect not to participate in the Plan. Stockholders not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying Equiniti Trust Company, LLC, formerly known as American Stock Transfer & Trust Company, the agent for stockholders in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a stockholder’s shares are held in the name of a brokerage firm, bank or other nominee, the stockholder can ask the firm or nominee to participate in the Plan on the stockholder’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the stockholder of record. A firm or nominee may reinvest a stockholder’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.
Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the NYSE or elsewhere. If, on the payment date for any
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dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve stockholders from any federal, state or local taxes which may be due on dividends paid in any taxable year. Stockholders holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
I.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the year ended November 30, 2024, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

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During the year ended November 30, 2024, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended November 30, 2024 was $119,731 and $710,713 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at November 30, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended November 30, 2024, the management fee was 0.70% of the Fund’s average daily managed assets, which was equivalent to 1.03% of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $17,951 in management fees payable to the Adviser at November 30, 2024.
3. Compensation of Officers and Directors
The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the year ended November 30, 2024, the Fund paid $9,446 in Officers’ and Directors’ compensation, which is reflected on the
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Statement of Operations as Officers’ and Directors’ fees. At November 30, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Directors’ fees of $1,679 and a payable for administrative expenses of $15,229, which includes the payable for Officers’ compensation.
4. Transfer Agent
Equiniti Trust Company, LLC (“EQ”), serves as the transfer agent with respect to the Fund’s common shares. The Fund pays EQ an annual fee as is agreed to from time to time by the Fund and EQ for providing such services.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to stockholder communications activities such as proxy and statement mailings and outgoing phone calls.
5. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market

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values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of November 30, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
HSBC Bank NA	$38,847	$ (1,572)	$ —	$ —	$37,275
Morgan Stanley & Co., LLC	18,819	—	—	—	18,819
Total	$57,666	$(1,572)	$—	$—	$ 56,094
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
HSBC Bank NA	$1,572	$ (1,572)	$ —	$ —	$ —
Morgan Stanley & Co., LLC	—	—	—	—	—
Total	$1,572	$(1,572)	$—	$—	$—
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
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Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at November 30, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$57,666	$ —	$ —
Total Value	$—	$—	$57,666	$—	$—
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$ 1,572	$ —	$ —
Total Value	$—	$—	$ 1,572	$—	$—

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at November 30, 2024 was as follows:
Statement of Operations / Statement of Cash Flows	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$ —	$ —	$30,063	$ —	$ —
Total Value	$—	$—	$ 30,063	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$70,092	$ —	$ —
Total Value	$—	$—	$ 70,092	$—	$—
7. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of November 30, 2024, the Fund had the following unfunded loan commitments outstanding:
Loan	Principal	Cost	Value	Unrealized Appreciation (Depreciation)
ArchKey Holdings Inc., Delayed Term Loan	$ 95,793	$ 95,314	$ 96,651	$ 1,337
Focus Financial Partners LLC, 2024 Delayed Draw Term Loan	26,410	26,410	26,682	272
Hanger, Inc., Delayed Draw Term Loan	69,419	69,307	70,182	875
Total Value	$191,622	$191,031	$193,515	$ 2,484
8. Fund Shares
There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.
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Transactions in common shares for the year ended November 30, 2024 and the year ended November 30, 2023, were as follows:
	11/30/24	11/30/23
Shares outstanding at beginning of year	12,374,933	12,374,933
Shares outstanding at end of year	12,374,933	12,374,933
9. Credit Agreement
From December 1, 2023 to February 2, 2024, the Fund was a party to a Revolving Credit Facility with the Bank of Nova Scotia in the amount of $75,000,000 (the “Bank of Nova Scotia Credit Agreement”). From February 2, 2024 to November 30, 2024, the Fund was a party to a Credit Facility with TD Bank in the amount of $60,000,000 (the “TD Bank Credit Facility”).
Interest on borrowings was payable under the Bank of Nova Scotia Credit Agreement at the Secured Overnight Financing Rate (“SOFR”) plus 1.05% on an annualized basis.
Interest on borrowings was payable under the TD Bank Credit Agreement at SOFR plus 1.15% on an annualized basis.
At November 30, 2024, the Fund had borrowings outstanding under the TD Bank Credit Agreement totaling $60,000,000. The interest rate charged at November 30, 2024 was 5.70%. During the year ended November 30, 2024, the average daily balance under the Credit Agreements was $60,209,836 at an average interest rate of 6.42%. Interest expense of $3,927,799 in connection with the Credit Agreements is included on the Statement of Operations.
The Fund was required to maintain 300% asset coverage with respect to amounts outstanding under the Bank of Nova Scotia Credit Agreement. The Fund is required to maintain 100% asset coverage with respect to amounts outstanding under the TD Bank Credit Agreement. Asset coverage is calculated by multiplying, for each eligible asset, the advance rate for such type of eligible asset, and the adjusted eligible asset value for such eligible asset, and dividing the product by the principal amount of the borrowing outstanding.
10. Tender Offer
The Fund announced a tender offer on August 31, 2020, and commenced the tender offer on November 23, 2020, pursuant to which the Fund offered to purchase up to 50% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 98.5% of the net asset value per Share as of the close of regular trading on the New York Stock Exchange

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(“NYSE”) on the business day immediately following the expiration date of the tender offer. The tender offer expired on December 22, 2020. The tender offer was commenced pursuant to a settlement agreement made by the Board with Saba Capital Management, L.P. and certain associated parties.
The Fund accepted 12,369,087 duly tendered and not withdrawn Shares, representing approximately 50% of the Fund’s outstanding Shares. The Shares accepted for tender were repurchased at a price of $11.0616, equal to 98.5% of the net asset value per Share of $11.23 as of the close of regular trading on the New York Stock Exchange on December 23, 2020, the pricing date stated in the Offer to Purchase. Because the total number of Shares tendered exceeded the number of Shares offered to purchase, all tendered Shares were subject to pro-ration in accordance with the terms of the Offer to Purchase. Under final pro-ration, 86.4% of the Shares tendered were accepted for payment, subject to adjustment for fractional shares. Payment for the accepted Shares was made on December 28, 2020. Following the purchase of the tendered Shares, the Fund had approximately 12,369,087 Shares outstanding.
11. Definitive Agreement
The Fund’s Adviser is currently an indirect, wholly owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate. The Fund’s Board of Directors has unanimously approved a new investment advisory agreement for the Fund with Victory Capital Management Inc., an affiliate of Victory Capital, which will be submitted to the stockholders of the Fund for their approval.
12. Subsequent Events
A monthly distribution was declared on December 2, 2024 of $0.0850 per share payable December 19, 2024 to stockholders of record on December 12, 2024.
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Report of Independent Registered Public Accounting Firm
To the Board of Directors and the Stockholders of Pioneer Floating Rate Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Fund, Inc. (the “Fund”), including the schedule of investments, as of November 30, 2024, the related statements of operations, changes in net assets, cash flows and the financial highlights for the year then ended and the related notes. The statement of changes in net assets for the year ended November 30, 2023 and the financial highlights for the years ended November 30, 2023, 2022, 2021, and 2020 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated January 29, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2024 and the results of its operations, cash flows, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 27, 2025
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
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Additional Information
(unaudited)
For the year ended November 30, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 91.63%.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.
Results of Annual Meeting of Stockholders
The Annual Meeting of Stockholders of Pioneer Floating Rate Fund, Inc. was held on October 3, 2024. Following is a description of the proposal considered at the Meeting and the number of shares of Common Stock voted:
Proposal - To elect three Class II Directors of the Fund.  Each elected Director will serve until the third annual meeting following his election and until his successor is duly elected and qualifies:
Nominee	Votes For	Votes Against	Votes Abstained
Craig C. MacKay	8,400,016	460,513	211,508
Thomas J. Perna	8,366,157	493,290	212,591
Fred J. Ricciardi	8,302,903	508,411	260,723
Each of Mr. MacKay, Mr. Perna and Mr. Ricciardi received a majority of all of the votes entitled to be cast with respect to his election by the stockholders of the Fund, and was elected as a Director of the Fund.
In addition to Mr. MacKay, Mr. Perna and Mr. Ricciardi, the other Directors of the Fund at the time of the Annual Meeting, John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Lisa M. Jones, Lorraine H. Monchak and Marco Pirondini, continue to serve as Directors of the Fund.

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Investment Objectives, Principal Investment Strategies and Principal Risks (unaudited)
CHANGES OCCURRING DURING THE MOST RECENT FISCAL YEAR
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by stockholders or in the principal risk factors associated with investment in the Fund.
INVESTMENT OBJECTIVES
The Fund’s primary investment objective is to provide a high level of current income. As a secondary investment objective, the Fund seeks preservation of capital to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.
PRINCIPAL INVESTMENT STRATEGIES
As a fundamental policy, under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans (“Senior Loans”). Senior Loans typically are made to corporations, partnerships and other business entities that operate in various industries and geographical regions, including non-U.S. borrowers. The Fund also may invest in other floating and variable rate instruments, including second lien loans, and in high yield corporate bonds, investment grade fixed-income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make “in-kind” interest payments, bonds not paying current income, bonds that do not make regular interest payments and money market instruments. Senior Loans and other floating rate instruments pay interest at rates that adjust or “float” periodically based on a specified interest rate or other reference. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio or a minimum portion of its portfolio that must be rated investment grade. The Fund may invest up to 35% of its assets (net assets plus borrowings for investment purposes) in floating rate loans and other securities of non-U.S. issuers, including emerging markets securities. The Fund does not expect that investments in second lien loans generally will exceed 15% of its assets.
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The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Non-investment grade securities, commonly referred to as junk bonds, are obligations that are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody’s Investors Service, Inc. (“Moody’s”) or BB and below by Standard & Poor’s Ratings Group (“S&P”)), or if unrated, are determined by the Adviser to be of comparable quality. Investment in securities of below investment grade quality involves substantial risk of loss. “Junk bonds” are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Floating rate loans typically are rated below investment grade. Accordingly, a substantial portion of the Fund’s assets may be invested in securities that are rated below investment grade or are unrated. The Fund may invest all or any portion of its assets in securities of issuers that are in default or that are in bankruptcy.
The Fund may consider another fund, such as an exchange-traded fund (ETF), as Senior Loans for purposes of satisfying the Fund’s 80% policy, if the Fund invests at least 80% of its assets in Senior Loans.
The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund’s investment objectives. The Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues, or rates such as LIBOR or SOFR), liquidity and rating, sector and exposure to particular issuers and sectors. The Adviser also employs fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating agency recommendations, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
The Fund may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may

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purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of loans or other securities held in or to be purchased for the Fund’s portfolio, to facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
The Fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the Fund and the value of assets serving as asset coverage for the borrowing. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. The Adviser intends only to leverage the Fund when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage. The Fund may not be leveraged at all times, and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser’s outlook for interest rates and credit markets and the costs that the Fund would incur as a result of such leverage. The Fund’s leveraging strategy may not be successful.
Interest rates on Senior Loans and other securities in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The Adviser expects that the average effective duration of the Fund’s portfolio of Senior Loans will normally be between zero and two years, reflecting the Fund’s focus on floating rate instruments. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the instrument. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has a two year duration, then all other things being equal, the Fund will decrease in value by two percent if interest rates rise one percent. The assumptions that are made about an instrument’s features and options when calculating duration may prove to be incorrect. Duration is calculated by the Adviser, is not an exact measurement and may not reliably predict the Fund’s or a particular security’s price sensitivity to changes in yield or interest rates. Because the interest rate on Senior Loans held by the Fund will reset at
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short-term intervals, the duration of Senior Loans will be shorter than that of a fixed income security with a comparable term to maturity.
The Adviser’s staff monitors the credit quality and price of Senior Loans and other securities held by the Fund. The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade or are unrated but are determined by the Adviser to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio nor a minimum portion of its portfolio that must be rated investment grade. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services.
Except for the Fund’s investment objectives and the Fund’s policy to invest at least 80% of its assets in Senior Loans, the Fund’s investment strategies and policies may be changed from time to time without stockholder approval, unless specifically stated otherwise.
Other Investments.
Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.
Portfolio Contents
Floating rate instruments.
Floating rate instruments pay interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.
Floating rate loans.
Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the Secured Overnight Financing Rate (SOFR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset

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on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.
Senior loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the Fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.
Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the Fund is a direct investor in a loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.
The Fund may invest up to 35% of its total assets in floating rate loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.
Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of loans held by the Fund may be rated below investment grade by independent rating agencies. In the event loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody’s or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.”
The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody’s or D by S&P). Debt securities rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. The Fund may have to pursue legal remedies, the results of which are uncertain and expensive. This may increase operating expenses and adversely affect net asset value.
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Second lien loans and other subordinated securities.
The Fund may invest in second lien loans and other securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
Other Fixed Income Securities.
The Fund also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper.
The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds).
Non-U.S. Investments.
The Fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries and emerging market governmental issuers. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging
+
Frontier Markets Index.
Mortgage-Backed Securities.
The Fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as FNMA or FHLMC or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund’s investments in mortgage-related securities may include mortgage derivatives and structured securities.
The Fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution

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date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.
The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
The commercial mortgages underlying certain commercial mortgage-backed securities generally allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a balloon payment. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer security. Credit risk transfer securities are commonly issued by government-sponsored enterprises (GSEs), such as FNMA or FHLMC, but may also be issued by private entities such as banks or other financial institutions. Credit risk transfer securities issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition, GSE-issued credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of
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a pool of residential mortgage loans acquired by the GSE. In this regard, holders of GSE credit risk transfer securities receive compensation for providing credit protection to the GSE and, when a specified level of losses on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfer securities may be reduced.
In the event that a government-sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by FNMA and FHLMC, or other government-sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
Asset-Backed Securities.
The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund’s investments in asset-backed securities may include derivative and structured securities. The Fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The Fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
Insurance-Linked Securities.
The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more

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trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. The Fund may invest in interests in pooled entities that invest primarily in ILS.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund.
Zero Coupon Securities
. The Fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
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Derivatives.
The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps, credit-linked notes and other derivatives. The Fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:
•	In an attempt to hedge against adverse changes in the market prices of securities , interest rates or currency exchange rates
•	As a substitute for purchasing or selling securities
•	To attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the duration or credit quality of the Fund’s portfolio)
•	As a cash flow management technique
The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Common Stocks.
The Fund may acquire an interest in common stocks upon the default of a loan or other security secured by such common stock. The Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other stockholder or class of stockholders, including holders of such entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund generally expects to focus primarily on the security’s dividend paying capacity rather than on its potential for capital appreciation.
Preferred Stocks.
The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred

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shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Convertible Securities.
The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.
Other Debt Securities.
The Fund may invest in other debt securities. Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.
Money Market Instruments.
Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.
Other Investment Companies.
The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Subject to the limitations on investment in other investment companies, the Fund may invest in “ETFs.”
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Repurchase Agreements.
In a repurchase agreement, the Fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
PRINCIPAL RISKS
General.
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund may invest substantially in high yield debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Instruments in which the Fund invests may only have limited liquidity, or may be illiquid.
Market price of shares
. Common shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after purchase, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the offering price for the shares.

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Market risk.
The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in
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which the Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S.  The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies,

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markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any individual security or derivative position.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (with or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
High yield or “junk” bond risk
. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Interest rate risk.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration
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securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.  The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.
Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.
Credit risk.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Prepayment or call risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.
Extension risk.
During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.
Risk of illiquid investments.
Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Illiquid securities and derivatives also may be difficult to value. Liquidity risk may

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be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the Fund is forced to sell an illiquid asset or unwind a derivatives position, the Fund may suffer a substantial loss or may not be able to sell at all.
Portfolio selection risk.
The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the Adviser.
Reinvestment risk.
Income from the Fund’s portfolio will decline if the Fund invests the proceeds, repayment or sale of loans or other obligations into lower yielding instruments with a lower spread over the base lending rate. A decline in income could affect the common shares’ distribution rate and their overall return.
Risks of investing in floating rate loans.
Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.
When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations. Also, the Fund may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of the lender as well as the borrower.
There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risks. the Adviser believes, based on its experience, that senior floating
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rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the Fund’s actual loss recovery experience will be consistent with the Adviser’s prior experience or that the senior loans in which the Fund invests will achieve any specific loss recovery rate.
The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan, and other factors.  Loans may have restrictive covenants that limit the ability of a borrower to further encumber its assets.  If a borrower fails to comply with the covenants included in a loan agreement, the borrower may default in payment of the loan.
Some of the loans in which the Fund may invest may be “covenant lite.” Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.
Second lien loans generally are subject to similar risks as those associated with senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.
Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or “work-out” scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or

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restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default.
Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.
Because affiliates of the Adviser may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the Fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Collateral risk.
The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the Fund’s non-U.S. floating rate investments. Floating rate loans may not be fully collateralized or may be uncollateralized. Uncollateralized loans involve a greater risk of loss. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lender’s security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy law. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary’s assets before the lenders to the holding company would receive any amount on account of the holding company’s interest in the subsidiary.
Risk of disadvantaged access to confidential information.
The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. Normally, the Adviser will
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seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the Fund. the Adviser’s decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, the Adviser’s inability to assess the impact of these actions may adversely affect the value of the portfolio. For this and other reasons, it is possible that the Adviser’s decision not to receive material, non-public information under normal circumstances could adversely affect the Fund’s investment performance.
Risks of subordinated securities
. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities.  As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Issuer risk.
The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
U.S. Treasury obligations risk.
The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk.
The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly

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exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk
. The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of investing in collateralized debt obligations.
Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the Fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.
Risks of instruments that allow for balloon payments or negative amortization payments.
Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower
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will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of investing in insurance-linked securities.
The Fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. Major natural disasters (such as in the cases of Super Typhoon Goni in the Philippines in 2020, monsoon flooding in China in 2020, Hurricane Irma in Florida and the Caribbean in 2017, Super Storm Sandy in 2012, and Hurricane Ian in Florida in 2022) or commercial and industrial accidents (such as aviation disasters and oil spills) can result in significant losses, and investors in ILS with exposure to such natural or other disasters may also experience substantial losses.  If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.  Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer.  However, a series of major triggering events could cause the failure of a reinsurer.  Similarly, to the extent the Fund invests in ILS for which a triggering event occurs, losses associated with such event will result in losses to the Fund and a series of major triggering events affecting a large portion of the ILS held by the Fund will result in substantial losses to the Fund.  The Fund may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance).  Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such  insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. For example, a ceding sponsor might inflate its total claims paid above the ILS trigger level in order to share its losses with investors in the ILS.  Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has

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been reached.  In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims. There is no way to accurately predict whether a trigger event will occur and, accordingly, event-linked bonds and other insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Insurance-linked securities are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred.  Certain insurance-linked securities may have limited liquidity, or may be illiquid. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund’s investment in an insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.  Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts.  The Fund has limited transparency into the individual contracts underlying certain insurance-linked securities, and therefore must rely on the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Certain insurance-linked securities may be difficult to value.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities.
These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to stockholders. Such distributions may be taxable when distributed to stockholders.
Risks of non-U.S. investments.
Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in
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economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, auditing and financial recordkeeping requirements, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU.  The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to that country.  Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. In addition, China’s long-running conflict over Taiwan’s

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sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.
Russia launched a large-scale invasion of Ukraine on February 24, 2022.  In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected.  The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion.  The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund.
Currency risk.
The Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Risks of convertible securities.
The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt
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to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Also, the market prices of preferred stocks are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stocks do not carry voting rights. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other securities. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of investment in other funds.
Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value. Such funds may trade at a discount for an extended period and may not ever realize their net asset value.
Derivatives risk.
Using swaps, forward foreign currency exchange contracts, bond and interest rate futures and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to stockholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more

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costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap risk
. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Structured securities risk.
Structured securities may behave in ways not anticipated by the Fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the Fund.
Forward foreign currency transactions risk.
The Fund may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the Fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Leveraging risk.
The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.  New derivatives regulations require the Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage.  These regulations may limit the ability of the Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives.
The Fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. Since the Adviser’s fee is based on a percentage of the Fund’s managed assets, its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund.
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Repurchase agreement risk.
In the event that the other party to a repurchase agreement defaults on its obligations, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk.
To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates, credit rating downgrades, decreased liquidity in credit markets and general economic activity and are generally subject to extensive government regulation.
Valuation risk.
Nearly all of the Fund’s investments are valued using a fair value methodology.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The ability to value the Fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Cybersecurity risk.
Cybersecurity failures by and breaches of the Fund’s Adviser, transfer agent, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund stockholders from purchasing or selling shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private stockholder information, and result in financial losses to the Fund and its stockholders, regulatory fines, penalties, reputational damage, or additional compliance costs.  New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
Cash management risk.
The value of the investments held by the Fund for cash management or temporary defensive
purposes may be affected by

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market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. During such periods, it may be more difficult for the Fund to achieve its investment objective.
Anti-takeover provisions.
The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking to provide its common stockholders with a high level of current income. These provisions include staggered terms of service for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term stockholders. Furthermore, there can be no assurance that the MCSAA will be enforceable with respect to the Fund.
Exclusive forum provisions. The Fund’s Bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by the Fund’s stockholders and provide that claims relating to causes of action under the United States federal securities laws may only be brought in the United States District Court for the District of Maryland, Northern Division, which could limit stockholders’ ability to obtain a favorable judicial forum for disputes with the Fund or its directors, officers or the Fund’s agents, if any, and could discourage lawsuits against the Fund and its directors, officers and agents, if any.
The Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the
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sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on the Fund’s behalf (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of the Fund’s directors, officers or other agents to the Fund or to the Fund’s stockholders, (d) any action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents arising pursuant to any provision of the MGCL or the Fund’s Charter or Bylaws or (e) any other action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents that is governed by the internal affairs doctrine. Furthermore, the Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the United States District Court for the District of Maryland, Northern Division shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claim arising under the United States federal securities laws.
These exclusive forum provisions may limit the ability of the Fund’s stockholders to bring a claim in a judicial forum that such stockholders find favorable for disputes with the Fund or the Fund’s directors, officers, or agents, if any, which may discourage such lawsuits against the Fund and the Fund’s directors, officers, and agents, if any. Alternatively, if a court were to find the choice of forum provisions contained in the Fund’s Bylaws to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions, which could materially adversely affect the Fund’s business, financial condition, and operating results.
Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
INVESTMENT RESTRICTIONS
The following are the Fund’s fundamental investment restrictions. These restrictions, along with the Fund’s investment objectives, may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares).
The Fund may not:

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(1)	Issue senior securities, other than as permitted by the 1940 Act.
(2)	Borrow money, other than as permitted by the 1940 Act.
(3)	Invest in real estate, except the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.
(4)	Make loans, except that the Fund may (i) make loans or lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
(5)	Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts.
(6)	Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.
(7)	Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to the purchase of obligations issued or guaranteed by the U.S government, its agencies or instrumentalities.
(8)	Amend its policy to invest at least 80% of its assets in Senior Loans.
All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Directors without prior approval of the Fund’s outstanding voting shares.
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Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s borrowings under a credit agreement as of November 30, 2024 as a percentage of the Fund’s total assets (which includes the assets attributable to such leverage), the annual rate of interest on the borrowings as of November 30, 2024, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Borrowings under credit agreement as a percentage of total managed assets (including assets attributable to borrowings)	31.94%
Annual effective interest rate payable by Fund on borrowings	6.42%
Annual return Fund portfolio must experience (net of expenses) to cover interest rate on borrowings	2.05%
Common share total return for (10.00)% assumed portfolio total return	(17.71)%
Common share total return for (5.00)% assumed portfolio total return	(10.36)%
Common share total return for 0.00% assumed portfolio total return	(3.01)%
Common share total return for 5.00% assumed portfolio total return	4.33%
Common share total return for 10.00% assumed portfolio total return	11.68%
Common share total return is composed of two elements - investment income net of the Fund’s expenses, including any
interest/dividends on assets resulting from leverage, and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments
.

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This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s common shares, the value of which will be determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, the potential benefits of leveraging the Fund’s shares cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and principal investment strategies. The Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market
conditions and
other
factors.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Floating Rate Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2024 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process.  Contract review materials were provided to the Directors in March 2024, July 2024 and September 2024.  In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2024, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2024, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale.  The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts.  The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2024.
At a meeting held on September 17, 2024, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately advised by independent counsel, unanimously approved the renewal of the investment

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management agreement for another year.  In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below.  The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Directors also reviewed Amundi US’s investment approach for the Fund and its research process.  The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel.  The Directors considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs.  The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index.  The Directors also regularly consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share.  They also discuss the Fund’s performance with Amundi US on a regular basis.  The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.
The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period.  The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year (both including and excluding investment-related expenses) was in the second quintile relative to its Strategic Insight peer group for the comparable period.
The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services.  In evaluating the fees associated with Amundi US’s client accounts, the Directors took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The Directors noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not

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provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund.  Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.
Other Benefits
The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Directors also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
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The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds).  The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s global presence.  The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

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Directors, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
Equiniti Trust Company, LLC
Proxy Voting Policies and Procedures of the Fund
are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to stockholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Directors and Officers
The Fund’s Directors and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Directors who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Directors. Directors who are not interested persons of the Fund are referred to as Independent Directors. Each of the Directors serves as a Director of each of the 46 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Directors and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
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Independent Directors
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Thomas J. Perna (74) Chairman of the Board and Director	Class III Director since 2006. Term expires in 2027.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – 2023); Director, Quadriserv, Inc. (2005 - 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (73)* Director	Class I Director since 2019. Term expires in 2025.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Member, Governing Council and Policy Steering Committee, Independent Directors Council (since 2021); Chairman, The Lakeville Journal Company, LLC,
(privately-held community newspaper group) (2015-2021)

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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Diane Durnin (67) Director	Class II Director since 2020. Term expires in 2026.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (80) Director	Class II Director since 2008. Term expires in 2026.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
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Independent Directors
(continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Craig C. MacKay (61) Director	Class III Director since 2021. Term expires in 2027.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)

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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Lorraine H. Monchak (68) Director	Class I Director since 2015 (Advisory Director from 2014 - 2015). Term expires in 2025.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
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Independent Directors
(continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Fred J. Ricciardi (77) Director	Class III Director since 2014. Term expires in 2027.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Directors of each Pioneer Fund.

Pioneer Floating Rate Fund, Inc. |
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11/30/24

Interested Directors
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Lisa M. Jones (62)** Director, President and Chief Executive Officer	Class I Director since 2014. Term expires in 2025.	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Marco Pirondini (57)** Director, Executive Vice President	Class II Director since 2024. Term expires in 2026.	Executive Vice President and Chief Investment Officer of Amundi Asset Management US, Inc. since January 2024; Senior Managing Director and Head of Equities U.S. of Amundi US from 2010 to December 2023	None
** Ms. Jones and Mr. Pirondini are Interested Directors because they are an officer or director of the Fund’s investment adviser and certain of its affiliates.
Pioneer Floating Rate Fund, Inc. |
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Fund Officers
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (60) Secretary and Chief Legal Officer	Since 2004. Serves at the discretion of the Board	Senior Vice President and Deputy General Counsel of Amundi US since March 2024; Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (62) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Associate General Counsel of Amundi US since March 2023; Assistant Secretary of all the Pioneer Funds since June 2010; Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (48) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (61) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (59) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None

Pioneer Floating Rate Fund, Inc. |
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11/30/24

Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Gary Sullivan (66) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (42) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (53) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (54) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014	None
Brandon Austin (52) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
Pioneer Floating Rate Fund, Inc. |
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11/30/24

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call Equiniti Trust Company, LLC (EQ) for:
Account Information	1-800-710-0935
Or write to AST:
For	Write to
General inquiries, lost dividend checks, change of address, lost stock certificates, Transfer & Trust stock transfer	Equiniti Trust Company, LLC Operations Center 6201 15th Ave. Brooklyn, NY 11219
Dividend reinvestment plan (DRIP)	Equiniti Trust Company, LLC Wall Street Station P.O. Box 922 New York, NY 10269-0560
Website	www.amstock.com
For additional information, please contact your investment adviser or visit our web site www.amundi.com/us.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Stockholders may view the filed Form N-PORT by visiting the Commission’s web site at http://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
© 2025 Amundi Asset Management US, Inc. 19447-18-0125

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $68,900 billed by Deloitte & Touche LLP for the year ended November 30, 2024 and $68,869 billed by Ernst & Young LLP for the year ended November 30, 2023.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Fund were $0 billed by Deloitte & Touche LLP and $164 billed by Ernst & Young for the year ended November 30, 2024 and $1,085 billed by Ernst & Young LLP for the year ended November 30, 2023.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The aggregate non-audit fees for the Fund were billed by Deloitte & Touche LLP for tax services of $10,600 and $10,621 billed by Ernst & Young LLP during the fiscal years ended November 30, 2024 and 2023, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2024 or 2023.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2024 and 2023, there were no services provided to an affiliate that required the Fund’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were billed by Deloitte & Touche LLP for tax services of $10,600 and $10,621 billed by Ernst & Young LLP during the fiscal years ended November 30, 2024 and 2023, respectively.

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Included in Item 1

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

N/A

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Directors’ fees paid by the Fund are within Item 1. Statement of Operations as Directors’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

Pioneer Floating Rate Fund, Inc.

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Floating Rate Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2024 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Directors in March 2024, July 2024 and September 2024. In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2024, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2024, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2024.

At a meeting held on September 17, 2024, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services. The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Directors also reviewed Amundi US’s investment approach for the Fund and its research process. The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Directors considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.

The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund. In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses. The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year (both including and excluding investment-related expenses) was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Directors took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Directors noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability. The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale. The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits. The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Directors also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s global presence. The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Introduction

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’ investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’ position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case- by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Scope

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’ Chief of Staff U.S. Investments (the “Proxy Coordinator”).

Oversight and Governance

Administration

The development, implementation, and management, to this Policy is the responsibility of the Policy Contact, in conjunction with the Policy Owner and relevant stakeholders.

Policy Exceptions

Temporary deviation from the requirements of this Policy is deemed an Exception. Exceptions are expected to be infrequent but may be justified to address and/or resolve specific internal business needs. Exceptions are to be raised to the Policy Owner for approval.

Policy Requirements

Roles and Responsibility

The below table outlines the roles and responsibilities applicable to this policy:

Individual Role	Responsibility
Policy Owner and Contact	Reviews and updates of this Policy as necessary.

Pioneer Funds Board of Trustees and US Compliance Committee	Provides final approval of material updates to this Policy, as necessary.

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’ policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’ fundamental concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’ clients may request copies of their proxy voting records and of Amundi US’ proxy voting policies and procedures by either sending a written request to Amundi US’ Proxy Coordinator, or clients may review Amundi US’ proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’ Form ADV (Part II), by separate notice to the client or by other means.

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’ clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’ voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’ proxy voting guidelines as to be voted on a case- by-case basis, that are not covered by Amundi US’ guidelines or where Amundi US’ guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’ lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’ instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’ Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’ proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group. Amendments to this policy with respect to votes to be cast on behalf of any of the Pioneer Funds also shall be presented to the Board of Trustees of the Pioneer Funds for its review and advance approval.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Proxy Coordinator will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N- PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’ goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

•

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence. We also believe that a well balanced board with diverse perspectives is conducive to sound corporate governance. In our view, diversity of expertise, skill, gender, ethnicity, and race may contribute to the overall quality of decision making and risk management.

General Board Issues

Amundi US will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•

Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

•

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

•

Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders.

•	to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•

Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

•

Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the proceeds from the issuance of additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•

Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

•	401(k) benefit plans.

•

Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split dollar life insurance, SERPs, and pension benefits).

•

Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

•

The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

Dilution = (A + B + C) / (A + B + C + D), where

A = Shares reserved for plan/amendment,

B = Shares available under continuing plans,

C = Shares granted but unexercised and

D = Shares outstanding.

•	The plan must not:

•	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

•	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

•

We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

•

We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

•	We generally support proposals asking companies to adopt stock holding periods for their executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

•

All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

•	Confidential voting.

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

•

Change in the state of incorporation. We will support reincorporations 16 supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

•	Conduct studies regarding certain environmental or social issues;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

•	approval of the proposal helps improve the company’s practices;

•	approval of the proposal can improve shareholder value;

•	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;

•	the company has already put appropriate action in place to respond to the issue contained in the proposal;

•	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;

•	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing those areas. Issues of special concern to Amundi US include corporate commitments to mitigating climate effects; achieving a diverse board of directors and employee base; And maintaining sound and safe working conditions, equitable compensation practices, and opportunities for career advancement. Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds. In each case, fundamental consideration governing votes cast on behalf of any of the Pioneer Funds in these areas is Amundi US’ assessment of the potential impact on shareholder value.

Conflicts of Interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’ interests interfere, or appear to interfere, with the interests of Amundi US’ clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);

•

An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);

•

An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

•

Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’ general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Recordkeeping

The Proxy Coordinator shall ensure that Amundi US’ proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation or analysis furnished by the proxy voting service; and

•

A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Copies of this policy, and copies of records related to this policy shall be kept in accordance with Amundi US’ Books and Records Policy. This policy and procedure shall be periodically reviewed and updated consistent with the requirements and standards established by Amundi US.

Escalation and Management Reporting

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Management Reporting

Reporting is done to senior leadership on an as needed basis.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Review and Approval

Review

This Policy must be reviewed and validated annually (12-months) by the Policy Contact or designee, in conjunction with the Policy Owner and relevant stakeholders.

Approval

Material Updates to this Policy must be approved by the Pioneer Funds’ Board of Trustees and/or US Compliance Committee, as necessary.

Related regulations

•	Rule 30b1-4, Rule 31a1-3, and Rule 38a-1 under the Investment Company Act of 1940

•	Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940

•	Form N-1A

•	Form N-PX

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Portfolio management

Additional information about the portfolio manager

Other accounts managed by the portfolio manager

The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Jonathan Sharkey	Other Registered Investment Companies	4	$7,598,486	N/A	N/A
	Other Pooled Investment Vehicles	1	$245,376	N/A	N/A
	Other Accounts	1	$403,661	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio manager

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•

Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•

Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•

Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio manager

The following table indicates as of November 30, 2024 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Jonathan Sharkey	A

*	Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Floating Rate Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date February 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date February 5, 2025

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Principal Financial Officer

Date February 5, 2025

*	Print the name and title of each signing officer under his or her signature.